As filed with the Securities and Exchange Commission on September 30, 2003

                                               Securities Act Registration No.
                                 Investment Company Registration No. 811-21184

------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              ___________________


                                   FORM N-2

         Registration Statement under the Securities Act of 1933    [X]
                        Pre-Effective Amendment No.                 [ ]
                    Post-Effective Amendment No. _____              [ ]
                                    and/or
                         Registration Statement Under
                    The Investment Company Act of 1940              [ ]
                               Amendment No. 5                      [X]
                             ___________________


                  BlackRock Florida Municipal 2020 Term Trust
        (Exact Name of Registrant as Specified in Declaration of Trust)


                             100 Bellevue Parkway
                          Wilmington, Delaware 19809
                   (Address of Principal Executive Offices)

                                (888) 825-2257
             (Registrant's Telephone Number, Including Area Code)

                          Robert S. Kapito, President
                  BlackRock Florida Municipal 2020 Term Trust
                              40 East 52nd Street
                           New York, New York 10022
                    (Name and Address of Agent for Service)

                              ___________________


                                   Copy to:

                           Michael K. Hoffman, Esq.
                   Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                           New York, New York 10036

                              ___________________

         Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

                              ___________________



                          CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


-----------------------------------------------------------------------------------------------------------------------------
                                                                                            Proposed
                                                                         Proposed           Maximum
                                                      Amount Being    Maximum Offering       Aggregate       Amount of
Title of Securities Being Registered                   Registered     Price per Unit       Offering Price  Registration Fee
-----------------------------------------------------------------------------------------------------------------------------

Preferred Shares, $0.001 par value..............      40 shares          $25,000            $1,000,000(1)       $81(2)

(1)   Estimated solely for the purpose of calculating the registration fee.

(2)  Previously paid.


                              ___________________

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

_______________________________________________________________________________




                  BLACKROCK FLORIDA MUNICIPAL 2020 TERM TRUST
                             CROSS REFERENCE SHEET

                               Part A Prospectus


Items in Part A of Form N-2                                                     Location in Prospectus
---------------------------                                                     ----------------------
Item 1.     Outside Front Cover................................................  Cover page
Item 2.     Cover Pages; Other Offering Information............................  Cover page
Item 3.     Fee Table and Synopsis.............................................  Prospectus Summary
Item 4.     Financial Highlights...............................................  Financial Highlights (Unaudited)
Item 5.     Plan of Distribution...............................................  Cover Page; Prospectus Summary; Underwriting
Item 6.     Selling Shareholders...............................................  Not Applicable
Item 7.     Use of Proceeds....................................................  Use of proceeds; The Trust's investments
Item 8.     General Description of the Registrant..............................  The Trust; The Trust's investments; Risks;
                                                                                 Description of Preferred Shares; Certain
                                                                                 Provisions in the Agreement and Declaration
                                                                                 of Trust
Item 9.     Management.........................................................  Management of the Trust; Custodian, Transfer
                                                                                 Agent and Auction Agent
Item 10.    Capital Stock, Long-Term Debt, and Other Securities................  Description of Preferred Shares; Description
                                                                                 of Common Shares; Certain Provisions in the
                                                                                 Agreement and Declaration of Trust; Tax
                                                                                 matters
Item 11.    Defaults and Arrears on Senior                                       Not Applicable
            Securities.........................................................
Item 12.    Legal Proceedings..................................................  Not Applicable
Item 13.    Table of Contents of the Statement of Additional Information.......  Table of contents for the Statement of
                                                                                 Additional Information


                  Part B Statement of Additional Information
Item 14.    Cover Page.........................................................  Cover Page
Item 15.    Table of Contents..................................................  Cover Page
Item 16.    General Information and History....................................  Not Applicable
Item 17.    Investment Objective and Policies..................................  Investment Objectives and Policies;
                                                                                 Investment Policies and Techniques;
                                                                                 Portfolio Transactions and Brokerage
Item 18.    Management.........................................................  Management of the Trust; Portfolio
                                                                                 Transactions and Brokerage
Item 19.    Control Persons and Principal Holders of Securities................  Management of the Trust
Item 20.    Investment Advisory and Other Services.............................  Management of the Trust; Experts
Item 21.    Brokerage Allocation and Other Practices...........................  Portfolio Transactions and Brokerage
Item 22.    Tax Status.........................................................  Tax Matters
Item 23.    Financial Statements...............................................  Financial Highlights (Unaudited); Report of
                                                                                 Independent Auditors


                           Part C Other Information

Items 24-33 have been answered in Part C of this Registration Statement


         The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


[FLAG]


The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




PRELIMINARY PROSPECTUS  Subject to Completion
                                                                        , 2003
-------------------------------------------------------------------------------

$
BlackRock Florida Municipal 2020 Term Trust
Shares, Series
Municipal Auction Rate Cumulative Preferred Shares ("Preferred Shares") Liquidation Preference $25,000 Per Share

-------------------------------------------------------------------------------


Investment Objectives. BlackRock Florida Municipal 2020 Term Trust (the "Trust") is a non-diversified, closed-end management investment company with a limited operating history. The Trust's investment objectives are:

>> to provide current income that is exempt from regular Federal income tax and Florida intangible personal property tax; and

>> to return $15.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2020.

Portfolio Contents. The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and Florida intangible personal property tax. The Trust will invest in municipal bonds that, in the opinion of the Trust's investment advisor or sub-advisor, are underrated or undervalued. Under normal market conditions, the Trust expects to be fully invested in these tax-exempt municipal bonds. The Trust will invest at least 80% of its Managed Assets (as defined herein) in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades ("Baa" or "BBB" or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined to be of comparable quality by the Trust's investment advisor or sub-advisor. The Trust may invest up to 20% of its Managed Assets in municipal bonds that at the time of investment are rated "Ba"/"BB" or below by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor or sub-advisor. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." After the initial investment period, the Trust intends to actively manage the maturity of its bonds which are expected to have a dollar weighted average effective maturity approximately equal to the Trust's maturity date. As a result, over time the maturity of the Trust's portfolio is expected to shorten in relation to the remaining term of the Trust. The Trust cannot ensure that it will achieve its investment objectives.

Term Trust. The Trust seeks to return $15.00 per common share to common shareholders on or about December 31, 2020 (when the Trust will terminate) by actively managing its portfolio of municipal obligations which will have an average final maturity on or about such date and by retaining each year a percentage of its net investment income, but continue to maintain its status as a regulated investment company for Federal income tax purposes. No assurance can be given that the Trust will achieve its investment objectives.

Before buying any Preferred Shares, you should read the discussion of the material risks of investing in the Trust in the "Risks" section beginning on page of this Prospectus. Certain of these risks are summarized in "Prospectus
Summary--Special Risk Considerations" beginning on page    . The minimum
purchase amount of the Preferred Shares is $25,000.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                          Price to Public         Sales Load      Proceeds to the Trust(1)

Per Share(2)              $
Total

(1) The Trust, its investment advisor, BlackRock Advisors, Inc., and its investment sub-advisor, BlackRock Financial Management, Inc., have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

(2)      Rounded to the nearest penny.



The Preferred Shares are being offered by the underwriters subject to the condition that the Preferred Shares be rated "Aaa" by Moody's and "AAA" by S&P as of the time of delivery of the Preferred Shares to the underwriters, and subject to certain other conditions. The underwriters reserve the right to withdraw, cancel or modify the offering in whole or in part. It is expected that the Preferred Shares will be delivered to the nominee of The Depository
Trust Company ("DTC") on or about        , 2003.

Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares.
The dividend rate on the Series    Preferred Shares for the initial period from
and including the date of issue to, but excluding,     , 2003 will be    % per
year. For each subsequent period, the auction agent will determine the dividend rate for a particular period by an auction conducted in accordance with the procedures described in this Prospectus and, in further detail in Appendix A to the Statement of Additional Information (the "Auction").

The Preferred Shares, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-dealers may maintain a secondary trading market in the Preferred Shares outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such broker-dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the Preferred Shares, and a selling shareholder that sells Preferred Shares between Auctions may receive a price per share of less than $25,000. The Trust may redeem Preferred Shares as described under "Description of Preferred Shares - Redemption." The Trust intends to redeem all of the Preferred Shares no later than the last dividend payment date prior to December 31, 2020 (when the Trust will terminate).

When issued and outstanding, the Preferred Shares will add leverage to an investment in the Trust's common shares of beneficial interest (the "Common Shares") The Preferred Shares will be senior in liquidation and distribution rights to the Trust's outstanding Common Shares. The Trust's Common Shares are traded on the New York Stock Exchange under the symbol "BFO."

You should read this Prospectus, which contains important information about the Trust, before deciding whether to invest in the Preferred Shares, and retain it for future reference. A Statement of Additional Information,
dated          , 2003, containing additional information about the Trust, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus, which means it is part of the Prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page of this Prospectus, by calling
(888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the SEC's web site (http://www.sec.gov).

The Trust's Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Trust has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not, and the underwriters are not, making an offer in any state where the offer or sale is not permitted. You should not assume that the information in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Trust's business, financial condition and prospects may have changed since that date.

                               TABLE OF CONTENTS

PROSPECTUS SUMMARY.......................................................2
FINANCIAL HIGHLIGHTS (Unaudited).........................................8
THE TRUST...............................................................10
USE OF PROCEEDS.........................................................10
CAPITALIZATION (Unaudited)..............................................11
PORTFOLIO COMPOSITION...................................................11
THE TRUST'S INVESTMENTS.................................................12
RISKS 18
MANAGEMENT OF THE TRUST.................................................23
DESCRIPTION OF PREFERRED SHARES.........................................26
THE AUCTION.............................................................35
DESCRIPTION OF COMMON SHARES............................................39
CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST............40
REPURCHASE OF COMMON SHARES.............................................41
TAX MATTERS.............................................................42
UNDERWRITING............................................................45
CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT.............................46
LEGAL OPINIONS..........................................................46
AVAILABLE INFORMATION...................................................46
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION...........47


PRIVACY PRINCIPLES

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in our Preferred Shares. You should read the more detailed information contained in this Prospectus, the Statement of Additional Information and the Trust's Statement of Preferences of Municipal Auction Rate Cumulative Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this Prospectus shall have the meanings given to such terms in the Statement.


The Trust....................................   BlackRock Florida Municipal 2020 Term Trust (the "Trust) is a
                                                non-diversified, closed-end management investment company with a limited operating history. The Trust will distribute substantially all of its net assets on or about December 31, 2020, when the Trust will terminate.
                                                Throughout the Prospectus, we refer to BlackRock Florida Municipal 2020 Term
                                                Trust simply as the "Trust" or as "we," "us" or "our." See "The Trust." The
                                                Trust's common shares are traded on the New York Stock Exchange under the
                                                symbol "BFO." See "Description of Common Shares." As of      , 2003, the Trust
                                                had         common shares outstanding and net assets of $         .

The Offering.................................   The Trust is offering an aggregate of shares of Series Preferred Shares at a purchase price of $25,000 per share. Preferred Shares are being offered by a
                                                group of underwriters led by        (collectively, the "Underwriters"). See
                                                "Underwriting." The Trust intends to redeem all of the Preferred Shares no later than the last dividend payment date prior to December 31, 2020 (when the Trust will terminate).

Investment Objectives........................   The Trust's investment objectives are to provide current income exempt from regular Federal income tax and Florida intangible personal property tax and to return $15.00 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2020. No assurance can be given that the Trust will achieve its investment objectives.

Investment Policies..........................   The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and Florida intangible personal property tax. The Trust will invest in municipal bonds that, in the opinion of BlackRock Advisors, Inc. ("BlackRock Advisors" or the "Advisor") and
                                                BlackRock Financial Management, Inc. ("BlackRock Financial Management" or the
                                                "Sub-Advisor"), are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the Advisor's or Sub-Advisor's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the Advisor's or Sub-Advisor's opinion, are worth more than the value assigned to them in the marketplace. Under normal market conditions, the Trust expects to be fully invested in these tax-exempt municipal bonds.
                                                The Trust will invest at least 80% of its Managed Assets in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or bonds that are unrated but judged to be of comparable quality by the Advisor or the Sub-Advisor. The Trust may invest up to 20% of its Managed Assets in municipal bonds that at the time of investment are rated Ba/BB or below by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Advisor or the
                                                Sub-Advisor. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as
                                                "junk bonds." "Managed Assets" means the total assets of the Trust (including any assets attributable to any Preferred Shares that may be outstanding)
                                                minus the sum of accrued liabilities (other than debt representing financial leverage). After the initial investment period, the Trust intends to actively manage the maturity of its bonds which are expected to have a dollar-weighted average effective maturity approximately equal to the Trust's maturity date.
                                                As a result, over time the maturity of the Trust's portfolio is expected to shorten in relation to the remaining term of the Trust. See "The Trust's
                                                Investments."

                                                The Trust seeks to return $15.00 per common share to holders of common shares on or about December 31, 2020 (when the Trust will terminate) by actively managing its portfolio of tax-exempt municipal obligations which will have an average final maturity on or about such date and by retaining each year a portion of its net investment income, but continue to maintain its status as a regulated investment company for Federal income tax purposes. There is no assurance that the Trust will be able to achieve its investment objective of returning $15.00 per common share to holders of common shares on or about
                                                December 31, 2020. For a discussion of risk factors that may affect the Trust in achieving its objectives, see "Risks."

Investment Advisor...........................   BlackRock Advisors will be the Trust's investment advisor and BlackRock
                                                Advisors' affiliate, BlackRock Financial Management, will provide certain day-to-day investment management services to the Trust. Throughout the
                                                Prospectus, we sometimes refer to BlackRock Advisors and BlackRock Financial
                                                Management collectively as "BlackRock." BlackRock Advisors will receive an annual fee, payable monthly in arrears, in a maximum amount equal to 0.50% of the average weekly value of the Trust's Managed Assets. The liquidation preference of the Preferred Shares is not a liability. See "Management of the
                                                Trust."

Special Risk Considerations..................   The following describes various principal risks of investing in the Preferred
                                                Shares and the Trust. A more detailed description of these and other risks of investing in the Preferred Shares and the Trust are described under "Risks"
                                                in this Prospectus and in the Statement of Additional Information. The
                                                principal risks of investing in the Preferred Shares include:

                                                     o    if an auction fails you may not be able to sell some or all of your shares;

                                                     o    because of the nature of the market for Preferred Shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                                                     o    a rating agency could suspend, withdraw or downgrade the rating assigned to the Preferred Shares, which could affect liquidity;

                                                     o    the Trust may be forced to redeem your shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

                                                     o    in extraordinary circumstances, the Trust may not earn sufficient income from its investments to pay dividends;

                                                     o    the Preferred Shares may be junior to any borrowings of the Trust;

                                                     o    if interest rates rise, the value of the Trust's investment portfolio will decline, reducing the asset coverage for the
                                                          Preferred Shares. This risk is increased during the early years of the Trust when it will invest primarily in long-term bonds which fluctuate more in price than shorter-term bonds;

                                                     o    if an issuer of a municipal bond in which the Trust invests experiences financial difficulty or defaults, there may be a negative impact on the income and net asset value of the Trust's portfolio;

                                                     o    the Trust may invest up to 20% of its Managed Assets in securities that are below investment grade quality which are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and principal; and

                                                     o    the Trust's policy of investing primarily in municipal obligations of issuers located in Florida makes the Trust more susceptible to adverse economic, political or regulatory occurrences in Florida affecting those issuers.

                                                For additional risks of investing in the Preferred Shares and in the Trust, see "Risks."

Trading Market...............................   Preferred Shares are not listed on an exchange. Instead, you may buy or sell the Preferred Shares at an auction that normally is held weekly, by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Trust (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                                                The table below shows the first auction date for each series of Preferred
                                                Shares and the day on which each subsequent auction will normally be held for each series of Preferred Shares. The first auction date for each series of
                                                Preferred Shares will be the business day before the dividend payment date for the initial rate period for each series of Preferred Shares. The start date for subsequent rate periods will normally be the business day following the auction dates unless the then-current rate period is a special rate period or the first day of the subsequent rate period is not a business day.

                                                                      Initial auction day*              Subsequent auction day*
                                                                      --------------------              ----------------------

                                                Series

                                                __________
                                                * All dates are 2003.

Dividends and Rate
Periods......................................   The table below shows the dividend rate for the initial rate period on the
                                                Preferred Shares offered in this prospectus. For subsequent rate periods,
                                                Preferred Shares will pay dividends based on a rate set at auctions, normally held weekly. In most instances, dividends are also paid weekly, on the day following the end of the rate period. The rate set at auction will not exceed the maximum applicable rate. See "Description of Preferred Shares--Dividends and Dividend Periods."

                                                In addition, the table below also shows the date from which dividends on the
                                                Preferred Shares will accumulate at the initial rate, the dividend payment date for the initial rate period and the day on which dividends will normally be paid. If the day on which dividends otherwise would be paid is not a business day, then your dividends will be paid on the first business day that falls after that day.

                                                Finally, the table below shows the number of days of the initial rate period for the Preferred Shares. Subsequent rate periods generally will be seven days. The dividend payment date for special rate periods of more than seven days will be set out in the notice designating a special rate period. See
                                                "Description of Preferred Shares--Dividends and Dividend Periods--Designation
                                                of Special Rate Periods."

                                                                                         Dividend                     Number of
                                                          Initial      Date of         Payment Date    Subsequent      Days of
                                                         Dividend   Accumulation at    for Initial      Dividend       Initial
                                                           Rate      Initial Rate*     Rate Period*    Payment Day*  Rate Period
                                                         --------   ---------------    ------------    ------------- -----------

                                                Series     %

                                                __________
                                                * All dates are 2003.

Special Tax
Considerations...............................   Because under normal circumstances the Trust will invest substantially all of its assets in municipal bonds that pay interest that is exempt from regular
                                                Federal income tax and Florida intangible personal property tax, the income you receive will ordinarily be exempt from Federal income tax and Florida intangible personal property tax. Your income may be subject to state and local taxes. A portion of the income from these bonds may be subject to the
                                                Federal alternative minimum tax, so Preferred Shares may not be a suitable investment if you are subject to this tax or would become subject to such tax by investing in Preferred Shares. Taxable income or gain earned by the Trust will be allocated for each taxable year proportionately to holders of
                                                Preferred Shares and common shares, based on the percentage of total dividends paid to each class for that year. Accordingly, certain specified
                                                Preferred Share dividends may be subject to income tax on income or gains attributed to the Trust. The Trust may give notice before any applicable auction of the amount of any taxable income and gain included in a dividend to be distributed for the period relating to that auction. If no such notice is given, whether or not by reason of the fact that a taxable allocation was made retroactively as a result of a redemption of all or part of the
                                                Preferred Shares or the liquidation of the Trust, the Trust will be required to pay additional amounts to holders of Preferred Shares in order to adjust for their receipt of income subject to regular Federal income tax. See "Tax
                                                Matters" and "Description of Preferred Shares--Dividends and Dividend
                                                Periods."

Redemption...................................   The Trust may be required to redeem Preferred Shares if, for example, the
                                                Trust does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Trust voluntarily may redeem Preferred Shares under certain conditions. See
                                                "Description of Preferred Shares--Redemption" and "Description of Preferred
                                                Shares--Rating Agency Guidelines and Asset Coverage."

Liquidation Preference.......................   The liquidation preference of the Preferred Shares will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends. See "Description of
                                                Preferred Shares--Liquidation."

Ratings......................................   The shares of Preferred Shares are expected to be issued with a rating of
                                                "Aaa" from Moody's and "AAA" from S&P. In order to maintain these ratings, the Trust must own portfolio securities of a sufficient value and with adequate credit quality and diversification to meet the rating agencies'
                                                guidelines. See "Description of Preferred Shares--Rating Agency Guidelines
                                                and Asset Coverage."

Voting Rights................................   The Investment Company Act of 1940, as amended (the "Investment Company Act")
                                                requires that the holders of preferred shares, including Preferred Shares, voting as a separate class, have the right to elect at least two trustees at all times and to elect a majority of the trustees at any time when two years'
                                                dividends on the Preferred Shares are unpaid. In each case, the remaining trustees will be elected by holders of common shares and preferred shares, including Preferred Shares, voting together as a single class. The holders of preferred shares, including Preferred Shares, will vote as a separate class or classes on certain other matters as required under the Trust's Agreement and Declaration of Trust, the Investment Company Act and Delaware law. See
                                                "Description of Preferred Shares--Voting Rights" and "Certain Provisions in
                                                the Agreement and Declaration of Trust."



                       FINANCIAL HIGHLIGHTS (Unaudited)

         Information contained in the table below shows the unaudited operating performance of the Trust from the commencement of the Trust's investment operations on September 30, 2003 through , 2003. Since the Trust commenced investment operations on September 30, 2003, the table covers less than weeks of operations, during which a substantial portion of the Trust's portfolio was held in temporary investments pending investment in municipal securities that meet the Trust's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Trust's future operating performance.


                                                                                                   For the period
                                                                                                September 30, 2003(1)
                                                                                                    through 2003
                                                                                                ---------------------

            Per Common Share Operating Performance:
            Net asset value, beginning of period(2).........................................       $
            Investment operations:
               Net investment income........................................................
               Net realized and unrealized gain on investments..............................
            Net increase from investment operations.........................................
            Dividends and distributions:
            Dividends from net investment income to:........................................
               Common shareholders..........................................................
               Preferred shareholders.......................................................
            Distributions in excess of net investment income to:
               Common shareholders..........................................................
               Preferred shareholders.......................................................
            Total dividends and distributions...............................................
            Capital charges with respect to issuance of:
               Common shares................................................................
               Preferred shares.............................................................
            Net asset value, end of period(2)...............................................       $
            Market value, end of period(2)..................................................       $
            Total Investment Return(3)......................................................               %
            Ratios to Average Net Assets of Common
               Shareholders:(4)(5)
            Operating expenses..............................................................               %
            Net investment income...........................................................               %
            Preferred share dividends.......................................................
            Net investment income available to common
               shareholders.................................................................               %
            Supplemental Data:
            Average net assets of common shareholders (000).................................       $
            Portfolio turnover..............................................................               %
            Net assets of common shareholders, end of period (000)..........................       $
            Preferred shares outstanding (000)..............................................       $
            Asset coverage per preferred share end of period................................       $


_______________

(1) Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc., an affiliate of the Advisor. The Trust's net asset value per share immediately after the
         closing of the initial public offering was $       .

(2) Net asset value and market value are published in Barron's on Saturday and The Wall Street Journal on Monday.

(3) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, which is for less than a full year, is not annualized. Past performance is not a guarantee of future results.

(4)      Annualized.

(5) These ratios are not indicative of future expense ratios due to the short operating history of the Trust. Please refer to the Trust's common shares prospectus for the estimated expense ratio.

         The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


                                   THE TRUST

         The Trust is a non-diversified, closed-end management investment company registered under the Investment Company Act with a limited operating history. The Trust was organized as a Delaware statutory trust on August 20, 2002 pursuant to an Agreement and Declaration of Trust, as subsequently amended and restated, governed by the laws of the State of Delaware. The Trust will distribute substantially all of its net assets on or about December 31, 2020, when the Trust is expected to terminate. On September 30, 2003, the
Trust issued an aggregate of       common shares of beneficial interest, par
value $.001 per share, pursuant to an initial public offering and commenced its
investment operations. On     , 2003, the Trust issued an additional common
shares pursuant to an over-allotment provision for net proceeds, after
expenses, to the Trust of approximately $      . The Trust's common shares
are traded on the New York Stock Exchange under the symbol "BFO." The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257.

         The following provides information about the Trust's outstanding
shares as of              , 2003:


                                                             Amount held by the
                                                              Trust or for its        Amount
         Title of Class              Amount Authorized            Account          Outstanding
         --------------              -----------------       -----------------     -----------
          Common Shares                  Unlimited                  0
        Preferred Shares                 Unlimited                  0                    0
             Series                                                 0                    0


                                USE OF PROCEEDS

         The net proceeds of this offering will be approximately $       after
payment of the sales load and estimated offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objectives and policies as stated below. We currently anticipate that the Trust will be able to invest substantially all of the net proceeds in municipal bonds that meet the Trust's investment objectives and policies within six to eight weeks after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high quality short-term fixed income securities. If necessary, the Trust may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in securities of the type in which the Trust may invest directly.

                          CAPITALIZATION (Unaudited)

         The following table sets forth the capitalization of the Trust as of
            , 2003, and as adjusted to give effect to the issuance of the Preferred Shares (including estimated offering expenses and sales loads of
$        ) offered hereby.


                                                                                 Actual         As Adjusted
                                                                                 ------         -----------

            Preferred Shares, $.001 par value, $25,000 stated value per share, at liquidation value; unlimited shares authorized
              (no shares issued;      shares issued, as adjusted)...........      $

            Common Shareholder's Equity:

            Common shares, $.001 par value per share; unlimited shares authorized, shares outstanding*..............................

            Paid-in surplus................................................

            Balance of undistributed net investment income.................

            Accumulated net realized gain/loss from investment
              transactions................................................

            Net unrealized appreciation/depreciation of investments.......

            Net assets attributable to Common Shares......................

            Net assets attributable to Common Shares plus liquidation
              preference of the Preferred Shares..........................

            _______________

            *   None of these outstanding shares are held by or for the account of the Trust.


                             PORTFOLIO COMPOSITION

         As of         , 2003, approximately      % of the market value of the
Trust's portfolio was invested in long-term municipal securities and
approximately    % of the market value of the Trust's portfolio was invested in short-term municipal securities. The following table sets forth certain information with respect to the composition of the Trust's investment portfolio
as of         , 2003, based on the highest rating assigned.

            Credit Rating                            Value (000)       Percent
            -------------                            -----------       -------

            AA/Aa                                                          %
            A/A                                                            %
            BBB/Baa                                                        %
            BB/Ba                                                          %
            B/B                                                            %
            TOTAL                                                          %


                            THE TRUST'S INVESTMENTS

         The following section describes the Trust's investment objectives, significant investment policies and investment techniques. More complete information describing the Trust's significant investment policies and techniques, including the Trust's fundamental investment restrictions, can be found in the Statement of Additional Information, which is herein incorporated by reference.

Investment Objectives And Policies

         The Trust's investment objectives are to provide current income exempt from regular Federal income tax and Florida intangible personal property tax and to return $15.00 per common share to holders of common shares on or about December 31, 2020. No assurance can be given that the Trust will achieve its investment objectives.

         The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and Florida intangible personal property tax. Under normal market conditions, the Trust expects to be fully invested, but no less than 80% invested, in such tax-exempt municipal bonds. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades ("Baa" or "BBB" or better by Moody's, S&P or Fitch) or, if unrated, are determined to be of comparable quality by BlackRock. Municipal bonds rated Baa by Moody's are investment grade, but Moody's considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated "BBB" or "Baa" (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. The Trust may invest up to 20% of its Managed Assets in municipal bonds that are rated, at the time of investment, "Ba"/"BB" or below by Moody's, S&P or Fitch or, if unrated, are determined to be of comparable quality by BlackRock. Bonds of below investment grade quality ("Ba"/"BB" or below) are commonly referred to as "junk bonds." Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, BlackRock may consider such factors as BlackRock's assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix C to the Statement of Additional Information contains a general description of Moody's, S&P's and Fitch's ratings of municipal bonds. See "Risks" below for a general description of the economic and credit characteristics of municipal issuers in Florida.

         The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends exempt from regular Federal income tax. Subject to the Trust's policy of investing at least 80% of its Managed Assets in municipal bonds exempt from Florida intangible personal property tax, the Trust may invest in securities that pay interest that is not exempt from Florida intangible personal property tax when, in the judgment of BlackRock, the return to the shareholders after payment of applicable Florida intangible personal property tax would be higher than the return available from Florida intangible personal property tax. See "--Other Investment Companies," "Tax-Exempt Preferred Securities" and "Initial Portfolio Composition." In determining whether to retain or sell a security that a rating agency has downgraded, BlackRock may consider such factors as BlackRock's assessment of the credit quality of the issuer of the security and the insurer, the price at which the security could be sold and the rating, if any, assigned to the security and the insurer by other rating agencies.

         The Trust seeks to return $15.00 per common share to holders of common shares on or about December 31, 2020 (when the Trust will terminate) by actively managing its portfolio of tax-exempt municipal obligations, which will have an average final maturity on or about such date and by retaining each year a percentage of its net investment income, but continue to maintain its status as a regulated investment company for Federal income tax purposes. The purpose of retaining a portion of the net investment income is to enhance the Trust's ability to return to investors $15.00 per common share outstanding upon the Trust's termination. Such retained net investment income will generally serve to increase the net asset value of the Trust. However, if the Trust realizes any capital losses on dispositions of securities that are not offset by capital gains on the disposition of other securities, the Trust may return less than $15.00 for each common share outstanding at the end of the Trust's term. In addition, the leverage caused by the Trust's issuance of Preferred Shares may increase the possibility of incurring capital losses and the difficulty of subsequently incurring capital gains to offset such losses. However, BlackRock believes that it will be able to manage the Trust's assets so that the Trust will not realize capital losses which are not offset by capital gains over the life of the Trust on the disposition of its other assets and retained net investment income. Although neither BlackRock nor the Trust can guarantee these results, their achievement should enable the Trust, on or about December 31, 2020, to have available for distribution to holders of its common shares $15.00 for each common share then outstanding. There is no assurance that the Trust will be able to achieve its investment objective of returning $15.00 per common share to holders of common shares on or about December 31, 2020. For a discussion of risk factors that may affect the Trust in achieving its objectives, see "Risks" below.

         The Trust will invest in municipal bonds that, in BlackRock's opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in BlackRock's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of BlackRock, are worth more than the value assigned to them in the marketplace. BlackRock may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to, electrical utilities), or issued by a particular municipal issuer, are undervalued. BlackRock may purchase those bonds for the Trust's portfolio because they represent a market sector or issuer that BlackRock considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to, hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Trust's investment in underrated or undervalued municipal bonds will be based on BlackRock's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Trust will generally result in capital gains distributions subject to Federal capital gains taxation.

         The Trust may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust's income. Insurance generally will be obtained from insurers with a claims-paying ability rated "Aaa" by Moody's or "AAA" by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Trust may purchase insured bonds and may purchase insurance for bonds in its portfolio.

         During temporary defensive periods, including the period during which the net proceeds of this offering and the offering of the Trust's Common Shares are being invested, and in order to keep the Trust's cash fully invested, the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Trust may not achieve its investment objectives under these circumstances. The Trust intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Trust invests in taxable short-term investments, a portion of your dividends would be subject to regular Federal income tax.

         The Trust cannot change its investment objectives without the approval of the holders of a majority of the outstanding common shares and, once the Preferred Shares are issued, the common shares and Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class. A "majority of the outstanding" means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(2) more than 50% of the shares, whichever is less. See "Description of Preferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares.

Municipal Bonds

         Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Trust also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Trust will only purchase municipal bonds representing lease obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

         The municipal bonds in which the Trust will invest pay interest that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by BlackRock to be reliable, is exempt from regular Federal income tax and Florida intangible personal property tax. BlackRock will not conduct its own analysis of the tax status of the interest paid by municipal bonds held by the Trust. The Trust may also invest in municipal bonds issued by U.S. Territories (such as Puerto Rico or Guam) that are exempt from regular Federal income tax and Florida intangible personal property tax. In addition to the types of municipal bonds described in the Prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all of such tax-exempt securities as municipal bonds.

         The yields on municipal bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

         After the initial investment period, the Trust intends to actively manage the maturity of its bonds which are expected to have a dollar weighted average effective maturity approximately equal to the Trust's maturity date. As a result, over time the maturity of the Trust's portfolio is expected to shorten in relation to the remaining term of the Trust.

Economic and Other Considerations in Florida

         Except during temporary periods, the Trust invests primarily in Florida municipal obligations, which are municipal securities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is at the time of issuance, exempt from Federal income tax and Florida intangible personal property tax. Because the Trust invests primarily in a portfolio of Florida municipal bonds, the Trust is more susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal bonds than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal bonds. Economic, fiscal and budgetary conditions throughout the state may also influence the Trust's performance.

         The following information is a summary of a more detailed description of certain factors affecting Florida municipal bonds which is contained in the Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of Florida published in connection with the issuance by the State of Florida of specific Florida municipal bonds, as well as from other publicly available documents. Such information has not been independently verified by the Trust and may not apply to all Florida municipal bonds acquired by the Trust. Neither BlackRock nor the Trust assumes any responsibility for the completeness or accuracy of such information.

         Florida state and local government obligations may be adversely affected by political and economic conditions and developments within the State of Florida and the nation as a whole.

         Between 1990 and 2000, Florida's working age population increased by approximately 23.7% and the number of employed persons increased approximately 20.2%. During seven of the last ten years, the state's unemployment rate has tracked just below the nation's. In 2002, Florida's unemployment rate was approximately 5.3% for fiscal year 2001-02 while the national rate was approximately 5.5% for the same period. However, unemployment rates within any particular area of the state may vary significantly.

         Tourism is an important aspect of Florida's economy. Approximately
76.2 million people visited the state in 2002, a 4.7% increase over 2001.

         County and municipal governments in Florida depend primarily upon ad valorem property taxes, sales, motor fuel and other local excise taxes and miscellaneous revenue sources, including revenues from utilities services. Florida school districts derive substantially all of their revenues from local property taxes. The overall level of revenue from these sources is in part dependent upon the local, state and national economies. Local government obligations held by the Trust may constitute general obligations or may be special obligations payable solely from one or more specified revenue sources. The ability of the local governments to repay their obligations on a timely basis will be dependent upon the continued strength of the revenues pledged and of the overall fiscal status of the local government.

         Voters at the general election in November 1994 approved an amendment to the Constitution of the State of Florida limiting further state revenues. It is unclear what effect, if any, such amendment would have on state or local government debt obligations.

         At the November 6, 2002 election, several state constitutional amendments were approved by Florida voters, one which requires the legislature to provide funding for sufficient public school classrooms so that by the beginning of the 2010 school year, there will be a maximum number of students assigned to each teacher for various grade levels. Beginning in the 2003-2004 fiscal year, the state is required to gradually reduce the average number of students in each classroom by two each year until the eventual maximum numbers are reached. Another amendment requires the establishment, no later than the 2005 school year, of a voluntary program which permits every four-year-old in the state to attend a free, high quality pre-kindergarten program. The pre-kindergarten program must be established without taking away funds used for existing education, heath and development programs. The economic effect of these and the other constitutional amendments cannot be predicted at this time. Therefore, it is unclear what effect, if any, these amendments would have on state or local government debt obligations.

         There can be no assurance that there will not be a decline in economic conditions or that particular Florida municipal securities in the portfolio of the Trust will not be adversely affected by any such changes.

         For more information, see "Investment Policies and Techniques--Factors Pertaining to Florida" in the Statement of Additional Information.

When-Issued And Forward Commitment Securities

         The Trust may buy and sell municipal bonds on a when-issued basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at the time of delivery may be less or more than cost. The Trust will designate on its books and records cash or other liquid debt securities having a market value at all times at least equal to the amount of the commitment.

Other Investment Companies

         The Trust may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its Preferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of Preferred Shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock. The Trust treats its investments in such open- or closed-end investment companies as investments in municipal bonds.

Tax-Exempt Preferred Securities

         The Trust may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular Federal income tax. A portion of such dividends may be capital gain distributions subject to Federal capital gains tax. Such funds, in turn, invest in municipal bonds and other assets that generally pay interest or make distributions that are exempt from regular Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investing in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries.

High Yield Securities

         The Trust may invest up to 20% of its Managed Assets in securities rated below investment grade such as those rated "Ba" or below by Moody's and "BB" or below by S&P or Fitch or in unrated securities determined by BlackRock to be of comparable quality. These lower grade securities are commonly known as "junk bonds." Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain of these securities or could result in lower prices than those used in calculating the Trust's net asset value.


                                     RISKS

         Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

Limited Operating History

         The Trust is a non-diversified, closed-end management investment company and has a limited operating history.

Interest Rate Risk

         Interest rate risk is the risk that bonds, and the Trust's assets will decline in value because of changes in market interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interests rates decline. The value of longer-term bonds fluctuates more in response to changes in interest rates than does the value of shorter-term bonds. Because the Trust will initially invest primarily in long-term bonds, the value of the Trust's investment portfolio will fluctuate more in response to changes in market interest rates than if the Trust initially invested primarily in shorter-term bonds. The Trust issues Preferred Shares, which pay dividends based on short-term interest rates. The Trust then uses the proceeds from the sale of Preferred Shares to buy municipal bonds, which pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, the Preferred Shares dividend rates may rise so that the amount of dividends paid to holders of Preferred Shares exceeds the income from the portfolio securities purchased with the proceeds from the sale of Preferred Shares. Because income from the Trust's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay Preferred Shares dividends, however, Preferred Shares dividend rates would need to greatly exceed the yield on the Trust's portfolio before the Trust's ability to pay Preferred Shares dividends would be impaired. If long-term rates rise, the value of the Trust's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares.

         During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Trust to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. Market interest rates for investment grade municipal bonds in which the Trust will primarily invest have recently declined significantly below the recent historical average rates for such bonds. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Trust's net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels. The Trust may enter into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in market interest rates. There is no guarantee that the Trust will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. A decline in net asset value could require the Trust to redeem some or all of the Preferred Shares.

Auction Risk

         The dividend rate for the Preferred Shares normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction also provides liquidity for the sale of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an auction if the auction fails. Finally, if you buy shares or elect to retain shares without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. See "Description of Preferred Shares" and "The Auction--Auction Procedures."

Secondary Market Risk

         If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Trust has designated a special rate period (a rate period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market and the Trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not listed on a stock exchange or traded on the NASDAQ stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

Ratings and Asset Coverage Risk

         It is expected that while Moody's will assign a rating of "Aaa" to the Preferred Shares and S&P will assign a rating of "AAA" to the Preferred Shares, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's or S&P could withdraw or downgrade Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If Moody's or S&P withdraws its rating or downgrades Preferred Shares, the Trust may alter its portfolio or redeem Preferred Shares in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Trust also may voluntarily redeem Preferred Shares under certain circumstances. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Trust must meet.

Credit Risk

         Credit risk is the risk that a debt security in the Trust's portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. The Trust may invest up to 20% (measured at the time of purchase) of its Managed Assets in debt securities that are rated "Ba" or below by Moody's and "BB" or below by S&P or Fitch, or if unrated, are determined to be of comparable quality by BlackRock. Securities rated "Ba"/"BB" or "B" are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and bonds with these ratings are commonly referred to as "junk bonds." These securities are subject to a greater risk of default. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities.

Municipal Bond Market Risk

         Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Trust's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Trust may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.

         The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

         Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those generally associated with municipal bonds, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. The Trust will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Reinvestment Risk

         Reinvestment risk is the risk that income from the Trust's bond portfolio will decline if and when the Trust invests the proceeds from matured, traded, prepaid or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Trust's ability to pay dividends on the Preferred Shares. The Trust's income and distributions may decline over the term of the Trust as the dollar weighted average maturity of the Trust's portfolio securities shortens.

Inflation Risk

         Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Preferred Shares and distributions on those shares can decline. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the Preferred Shares would increase, tending to offset this risk.

Economic Sector and Geographic Risk

         The Trust may invest 25% or more of its Managed Assets in municipal bonds of issuers located in the same state (or U.S. Territory) or in municipal bonds in the same economic sector, including without limitation the following: lease rental bonds of state and local authorities; bonds dependent on annual appropriations by a state's legislature for payment; bonds of state and local housing finance authorities, municipal utilities systems or public housing authorities; bonds of hospitals or life care facilities; and industrial development or pollution control bonds issued for electrical utility systems, steel companies, paper companies or other purposes. This may make the Trust more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of the Trust's assets.

High Yield Risk

         Investing in high yield bonds involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings, so their bonds are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities.

State Concentration Risk

         Because the Trust primarily purchases municipal bonds issued by the State of Florida or county or local government municipalities or their agencies, districts, political subdivisions or other entities, shareholders may be exposed to additional risks. In particular, the Trust is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal bonds. There can be no assurance that Florida will not experience a decline in economic conditions or that the Florida municipal bonds purchased by the Trust will not be affected by such a decline.

         For a discussion of economic and other considerations in Florida, see "The Trust's Investments--Economic and Other Considerations in Florida."

Florida Tax Risk

         It is possible that the Trust may not be able to fully dispose of a sufficient portion of its assets that are subject to Florida intangible personal property tax by the close of business on the last business day of the calendar year. In such case, the shares of the Trust would generally be subject to Florida intangible personal property tax. See "Tax Matters--Florida Tax Matters."

Non-Diversification

         The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not, with respect to securities other than U.S. government securities and securities of other regulated investment companies, more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.


                            MANAGEMENT OF THE TRUST

Trustees and Officers

         The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are eight trustees of the Trust. A majority of the trustees are not "interested persons" (as defined in the Investment Company Act). The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

Investment Advisor and Sub-Advisor

         BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $286 billion of assets under management as of June 30, 2003. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions(TM) name.

         The BlackRock organization has over 15 years of experience managing closed-end products and, as of July 31, 2003, advised a closed-end family of 45 active funds with over $12 billion in assets. BlackRock has 35 leveraged municipal closed-end funds and six open-end municipal funds under management as of July 31, 2003. As of June 30, 2003, BlackRock had approximately $24 billion in municipal assets firm-wide. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

         BlackRock Advisors manages or managed 17 other "term trusts" as of July 31, 2003. To date, five of these term trusts have reached their respective termination dates and have met their investment objective of returning the initial offering price per share as of their respective termination date. Past performance is no guarantee of future performance.

Investment Philosophy

         BlackRock's investment decision-making process for the municipal bond sector is subject to the same discipline, oversight and investment philosophy that the firm applies to other sectors of the fixed income market.

         BlackRock uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the Trust's investment objective of generating current income exempt from regular Federal income tax and Florida intangible personal property tax. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions. BlackRock's extensive personnel and technology resources are the key drivers of the investment philosophy.

BlackRock's Municipal Bond Team

         BlackRock uses a team approach in managing municipal portfolios. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

         BlackRock's municipal bond team includes four portfolio managers with an average experience of 17 years and six credit research analysts with an average experience of 13 years. Kevin M. Klingert, senior portfolio manager and head of municipal bonds at BlackRock, leads the team, a position he has held since joining BlackRock in 1991. A Managing Director since 1996, Mr. Klingert was a Vice President from 1991 through 1993 and a Director in 1994 and 1995. Mr. Klingert has over 18 years of experience in the municipal market. Prior to joining BlackRock in 1991, Mr. Klingert was an Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith Incorporated, which he joined in 1985. The portfolio management team also includes James McGinley, F. Howard Downs and James Pruskowski. Mr. McGinley has been a portfolio manager and a member of the Investment Strategy Group at BlackRock since 1999. Prior to joining BlackRock in 1999, Mr. McGinley was Vice President of Municipal Trading from 1996 to 1999 and Manager of the Municipal Strategy Group from 1995 to 1999 with Prudential Securities Incorporated. Mr. McGinley joined Prudential Securities Incorporated in 1993 as an Associate in Municipal Research. F. Howard Downs has been a portfolio manager since joining BlackRock in 1999. Prior to joining BlackRock in 1999, Mr. Downs was a Vice President, Institutional Salesman and Sales Manager from 1990 to 1999 at William E. Simon & Sons Municipal Securities, Inc. Mr. Downs was one of the original employees of William E. Simon & Sons Municipal Securities, Inc., founded in 1990, and was responsible for sales of municipal bonds. Mr. Pruskowski has been a portfolio manager and a member of the Investment Strategy Group at BlackRock since 2000. From 1996 to 2000 Mr. Pruskowski was an analyst in BlackRock's Risk Management and Analytics Group, focusing on portfolio risk reporting and pricing of individual fixed income assets.

         As of June 30, 2003, BlackRock's municipal bond portfolio managers were responsible for municipal bond portfolios valued at approximately $18 billion. Municipal mandates include the management of open- and closed-end mutual funds, municipal-only separate accounts or municipal allocations within larger institutional mandates. In addition, BlackRock manages municipal liquidity accounts valued at approximately $6 billion as of June 30, 2003. As of July 31, 2003, the team managed 35 closed-end municipal funds, with over $8 billion in assets under management. Of the $8 billion in closed-end municipal funds, 9 of these funds are municipal term trusts valued at over $3.5 billion and 26 are perpetual trusts valued at over $4.5 billion.

BlackRock's Investment Process

         BlackRock has in-depth expertise in the fixed income market. BlackRock applies the same risk-controlled, active sector rotation style to the management process for all of its fixed income portfolios. BlackRock believes that it is unique in its integration of taxable and municipal bond specialists. Both taxable and municipal bond portfolio managers share the same trading floor and interact frequently for determining the firm's overall investment strategy. This interaction allows each portfolio manager to access the combined experience and expertise of the entire portfolio management group at BlackRock.

         BlackRock's portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. BlackRock believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, BlackRock thinks that value over the long-term is best achieved through a risk-controlled approach, focusing on sector allocation, security selection and yield curve management.

         In the municipal market, BlackRock believes one of the most important determinants of value is supply and demand. BlackRock's ability to monitor investor flows and frequency and seasonality of issuance is helpful in anticipating the supply and demand for sectors. BlackRock believes that the breadth and expertise of its municipal bond team allow it to anticipate issuance flows, forecast which sectors are likely to have the most supply and plan its investment strategy accordingly.

         BlackRock also believes that over the long-term, intense credit analysis will add incremental value and avoid significant relative performance impairments. The municipal credit team is led by Susan C. Heide, Ph.D., who has been, since 1999, Managing Director, Head of Municipal Credit Research and co-chair of BlackRock's Credit Committee. From 1995 to 1999, Dr. Heide was a Director and Head of Municipal Credit Research. Dr. Heide specializes in the credit analysis of municipal securities and as such chairs the monthly municipal bond presentation to the Credit Committee. In addition, Dr. Heide supervises the team of municipal bond analysts that assists with the ongoing surveillance of approximately $18 billion in municipal bonds managed by BlackRock.

         Prior to joining BlackRock as a Vice President and Head of Municipal Credit Research in 1993, Dr. Heide was Director of Research and a portfolio manager at OFFITBANK. For eight years prior to this assignment (1984 to 1992), Dr. Heide was with American Express Company's Investment Division where she was the Vice President of Credit Research, responsible for assessing the creditworthiness of $6 billion in municipal securities. Dr. Heide began her investment career in 1983 at Moody's Investors Service, Inc. where she was a municipal bond analyst.

         Dr. Heide initiated the Disclosure Task Force of the National Federation of Municipal Analysts in 1988 and was co-chairperson of this committee from its inception through the completion of the Disclosure Handbook for Municipal Securities 1992 Update, published in January 1993. Dr. Heide has authored a number of articles on municipal finance and edited The Handbook of Municipal Bonds published in the fall of 1994. Dr. Heide was selected by the Bond Buyer as a first team All-American Municipal Analyst in 1990 and was recognized in subsequent years.

         BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of BlackRock's municipal process.

Investment Management Agreement

         Pursuant to an investment management agreement between BlackRock Advisors and the Trust (the "Investment Management Agreement"), the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to 0.50% of the average weekly value of the Trust's Managed Assets (the "Management Fee"). The Trust will also reimburse BlackRock Advisors for certain expenses BlackRock Advisors incurs in connection with performing certain services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the Investment Management Agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed to BlackRock Advisors. Managed Assets are the total assets of the Trust, which includes any proceeds from the Preferred Shares, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to BlackRock Advisors will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.

         In addition to the Management Fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. Net asset value

                        DESCRIPTION OF PREFERRED SHARES

         The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, including the meanings of the defined terms used herein but not otherwise defined, please refer to the detailed description of the Preferred Shares in the Statement attached as Appendix A to the Statement of Additional Information.

General

         The Trust's Agreement and Declaration of Trust, as amended and restated, authorizes the issuance of an unlimited number of preferred shares, par value $.001 per share, in one or more classes or series with rights as determined by the board of trustees without the approval of common
shareholders. The Statement currently authorizes the issuance of     Preferred
Shares, Series     . All Preferred Shares will have a liquidation preference
of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The Trust intends to redeem all of the Preferred Shares no later than the last Dividend Payment Date prior to December 31, 2020 (when the Trust will terminate).

         The Preferred Shares of each series will rank on parity with any other series of Preferred Shares and any other series of preferred shares of the Trust as to the payment of dividends and the distribution of assets upon liquidation. Each Preferred Share carries one vote on matters that Preferred Shares can be voted. Preferred Shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

Dividends and Rate Periods

         The following is a general description of dividends and Rate Periods.

         Rate Periods. The Initial Rate Period is as set forth below:

                                                           Initial Rate Period
                                                           -------------------

         Series                                                     days

         Any subsequent Rate Periods of shares of a series of Preferred Shares will generally be seven days. The Trust, subject to certain conditions, may change the length of Subsequent Rate Periods by designating them as Special Rate Periods. See "Declaration of Special Rate Periods" below.

         Dividend Payment Dates. Dividends on each series of Preferred Shares will be payable when, as and if declared by the board of trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. Dividends are scheduled to be paid for each series of Preferred Shares as follows:


                                                                            Subsequent Dividend
                                                   Initial Dividend            Payment Dates
                                                   Payment Date*                 on Each*
                                                   ----------------         -------------------

            Series

_______________
*       All dates are 2003.


         If dividends are payable on a day that is not a business day, then dividends will be payable on the next business day. In addition, the Trust may specify different Dividend Payment Dates for any Special Rate Period of more than 28 Rate Period Days.

         Dividends will be paid through The Depository Trust Company (the "Securities Depository") on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Trust in next-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Trust that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.

         Calculation of Dividend Payment. The Trust computes the dividends per share payable on shares of a series of Preferred Shares by multiplying the applicable rate for shares of such series in effect by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the dividend period) and the denominator will normally be 365 if such dividend period consists of seven days, and will be 360 for all other dividend periods. In either case, this rate is then multiplied by $25,000 to arrive at dividends per share.

         Dividends on shares of each series of Preferred Shares will accumulate from the date of their original issue. For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction once each of the requirements of the Statement are satisfied, except that the dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

         The maximum applicable rate for any rate period for a series of Preferred Shares will generally be the applicable percentage (set forth in the Applicable Percentage Payment Table below) of the reference rate (set forth in the Reference Rate Table below) for the applicable rate period based on the prevailing rating of the Preferred Shares in effect at the close of business on the business day next preceding the auction date. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable percentage for a series of Preferred Shares is determined on the day that a notice of a special dividend period is delivered if the notice specifies a maximum applicable rate for a special dividend period. If the Trust has provided notification to the auction agent prior to an auction establishing the applicable rate for a dividend period that net capital gains or other taxable income will be included in the dividend determined at such auction, the applicable percentage will be derived from the column captioned "Applicable Percentage: Notification" in the Applicable Percentage Table below:


                                    Applicable Percentage Payment Table

              Credit Ratings of Preferred Shares                                   Applicable Percentage
              ----------------------------------                                   ---------------------
          Moody's                              S&P                   No Notification                    Notification
          -------                              ---                   ---------------                    ------------
      "aa3" or higher                    "AA-" or higher                   110%                             150%
        "a3" to "a1"                       "A-" to "A+"                    125%                             160%
      "baa3" to "baa1"                   "BBB-" to "BBB+"                  150%                             250%
       "Ba3" to "Ba1"                     "BB-" to "BB+"                   200%                             275%
        Below "ba3"                        Below "BB-"                     250%                             300%

         The reference rate used to determine the maximum applicable rate generally varies depending on the length of the applicable rate period, as set forth in the Reference Rate Table below:

                             Reference Rate Table

         Rate Period                     Reference Rate
         -----------                     --------------

         28 days or less                 Greater of:
                                            o   "AA" Composite Commercial
                                                Paper Rate
                                            o   Taxable Equivalent of the
                                                Short Municipal Bond Rate
         29 days to 182 days             "AA" Composite Commercial Paper Rate
         183 days to 364 days            Treasury Bill Rate
         365 days or more                Treasury Note Rate

         The "AA" Composite Commercial Paper Rate is as set forth in the table below:


                                           "AA" Composite Commercial Paper Rate Table

            Minimum Rate Period       Special Rate Period           "AA" Composite Commercial Paper Rate*
            -------------------       -------------------           -------------------------------------

            7 days                    48 days or fewer              30-day rate
                                      49 days to 69 days            60-day rate
                                      70 days to 84 days            Average of 60-day and 90-day rates
                                      85 days to 98 days            90-day rate
                                      99 days to 119 days           Average of 90-day and 120-day rates
                                      120 days to 140 days          120-day rate
                                      141 days to 161 days          Average of 120-day and 180-day rates
                                      162 days to 182 days          180-day rate

_______________
*      Rates stated on a discount basis.


         If the Federal Reserve Bank of New York does not make available any such rate, the rate shall be the average rate quoted on a discount basis by commercial paper dealers to the auction agent at the close of business on the business day next preceding such date. If any commercial paper dealer does not quote a rate, the rate shall be determined by quotes provided by the remaining commercial paper dealers.

         "Taxable Equivalent of the Short-Term Municipal Bond Rate" means 90% of an amount equal to the per annum rate payable on taxable bonds in order for such rate, on an after tax basis, to equal the per annum rate payable on tax exempt bonds issued by "high grade" issuers as determined in accordance with the procedures set forth in the Statement.

         Prior to each dividend payment date, the Trust is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Trust does not intend to establish any reserves for the payment of dividends.

         If an auction for any series of Preferred Shares is not held when scheduled for any reason, other than by reason of force majeure, the dividend rate for the corresponding rate period will be the maximum applicable rate on the date the auction was scheduled to be held.

Additional Dividends

         If the Trust allocates any net capital gain or other income taxable for Federal income tax purposes to a dividend paid on Preferred Shares without having provided advance notice (a "Taxable Allocation"), whether or not such allocation is made retroactively as a result of the redemption of all or a portion of the Preferred Shares or a liquidation of the Trust, the Trust shall pay an additional dividend. The additional dividend will be in an amount approximately equal to the amount of taxes paid by a holder of Preferred Shares on the Taxable Allocation and the additional dividend, provided that the additional dividend will be calculated: without consideration being given to the time value of money; assuming that no holder of Preferred Shares is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and assuming that each Taxable Allocation and such additional dividend (except to the extent such additional dividend is designated as an exempt interest dividend under Section 852(b)(5) of the Internal Revenue Code of 1986, as amended (the "Code") or successor provisions) would be taxable in the hands of each holder of Preferred Shares at the maximum marginal regular Federal income tax rate applicable to ordinary income or net capital gain for individuals, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable whichever is greater, in effect during the fiscal year in question.

         The Trust will not pay additional dividends with respect to net capital gains or other taxable income determined by the Internal Revenue Service ("IRS") to be allocable in a manner different from that allocated by the Trust.

         Although the Trust generally intends to designate any additional dividend as an exempt interest dividend to the extent permitted by applicable law, it is possible that all or a portion of any additional dividend will be taxable to the recipient thereof. See "Tax Matters." The Trust will not pay a further additional dividend with respect to any taxable portion of an additional dividend not provided for in the additional dividend calculation above.

         The Trust will, within 90 days (and generally within 60 days) after the end of its fiscal year for which a Taxable Allocation is made, provide notice thereof to the auction agent. The Trust will pay, out of legally available funds, any additional dividend due on all Taxable Allocations made during the fiscal year in question.

Restrictions on Dividends and Other Distributions

         While the Preferred Shares are outstanding, the Trust generally may not declare, pay or set apart for payment any dividend or other distribution in respect of its common shares. In addition, the Trust may not call for redemption or redeem any of its common shares. However, the Trust is not confined by the above restrictions if:

         o immediately after such transaction, the Discounted Value of the Trust's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage (see "--Rating Agency Guidelines and Asset Coverage" below);

         o any additional dividends required to be paid on or before the date of such transaction have been paid;

         o full cumulative dividends on each series of Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

         o the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Statement.

         The Trust generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with Preferred Shares unless the Trust has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of the Preferred Shares through its most recent dividend payment date. However, when the Trust has not paid dividends in full upon the shares of each series of Preferred Shares through the most recent dividend payment date or upon any other class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

Designation of Special Rate Periods

         The Trust may, at its sole option, declare a special rate period of shares of a particular series of Preferred Shares. Upon declaring a special rate period, the Trust will give notice to the auction agent. The notice will request that the next succeeding rate period for the series of Preferred Shares be a number of days (other than seven) evenly divisible by seven as specified in such notice and not more than 1,820 days long; provided, however, that a special rate period may be a number of days not evenly divisible by seven if all shares of the series of Preferred Shares are to be redeemed at the end of such special rate period. The Trust may not request a special rate period unless sufficient clearing bids for shares of such series were made in the most recent auction.

Redemption

Mandatory Redemption

         The Trust is required to maintain (a) a Discounted Value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. Eligible portfolio securities for purposes of (a) above will be determined from time to time by the rating agencies then rating the Preferred Shares. If the Trust fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the Preferred Shares, the Trust must redeem all or a portion of the Preferred Shares. This mandatory redemption will take place on a date that the board of trustees specifies out of legally available funds in accordance with the Agreement and Declaration of Trust, as amended and restated, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of Preferred Shares that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding preferred shares of the Trust. The mandatory redemption will be limited to the number of Preferred Shares necessary to restore the required Discounted Value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

Optional Redemption.

         The Trust, at its option, may redeem the shares of any series of Preferred Shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No shares of a series of Preferred Shares may be redeemed if the redemption would cause the Trust to violate the Investment Company Act or applicable law. In addition, holders of a series of Preferred Shares may be entitled to receive additional dividends if the redemption causes the Trust to make a Taxable Allocation without having given advance notice to the auction agent. Shares of a series of Preferred Shares may not be redeemed in part if fewer than 300 Preferred Shares would remain outstanding after the redemption. The Trust has the authority to redeem the series of Preferred Shares for any reason. The Trust intends to redeem all of the Preferred Shares no later than the last Dividend Payment Date prior to December 31, 2020 (when the Trust will terminate).

Liquidation

         If the Trust is liquidated, the holders of any series of outstanding Preferred Shares will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, plus any applicable additional dividends payable before any payment is made to the common shares. The holders of Preferred Shares will be entitled to receive these amounts from the assets of the Trust available for distribution to its shareholders. In addition, the rights of holders of Preferred Shares to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Trust. After the payment to the holders of Preferred Shares of the full preferential amounts as described, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Trust.

         For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Trust does not include:

         o the sale of all or substantially all the property or business of the Trust;

         o the merger or consolidation of the Trust into or with any other business trust or corporation; or

         o the merger or consolidation of any other business trust or corporation into or with the Trust.

Rating Agency Guidelines and Asset Coverage

         The Trust is required under guidelines of Moody's and S&P to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of Discounted Value. The Moody's and S&P guidelines do not impose any limitations on the percentage of the Trust's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust's portfolio. The amount of ineligible assets included in the Trust's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the Preferred Shares then outstanding and (b) certain accrued and projected payment obligations of the Trust.

         The Trust is also required under the Investment Company Act to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the Preferred Shares ("Investment Company Act Preferred Shares Asset Coverage"). The Trust's Investment Company Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required Investment Company Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the Investment Company Act is amended. Based on the composition of the portfolio of the Trust and market conditions as of , 2003, the Investment Company Act Preferred Shares Asset Coverage with respect to all of the Trust's preferred shares, assuming the issuance on that date of all Preferred Shares offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $ would have been computed as follows:

         Value of Trust assets less liabilities not constituting senior securities

                                                              =          = %
            Senior securities representing indebtedness
                               plus
             liquidation value of the preferred shares

         In the event the Trust does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares or the Investment Company Act, as the case may be, the Trust will be required to redeem Preferred Shares as described under "Redemption--Mandatory Redemption" above.

         The Trust may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change, suspend or withdraw any such rating. The board of trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from Moody's or S&P, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the Preferred Shares.

         As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Preferred Shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines referred to above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's and S&P by the Trust and the Advisor and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

         The rating agency's guidelines will apply to the Preferred Shares only so long as the rating agency is rating the shares. The Trust will pay certain fees to Moody's and S&P for rating the Preferred Shares.

Voting Rights

         Except as otherwise provided in this Prospectus and in the Statement of Additional Information or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

         Holders of outstanding preferred shares, including Preferred Shares, voting as a separate class, are entitled to elect two of the Trust's trustees. The remaining trustees are elected by holders of common shares and preferred shares, including Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including Preferred Shares, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including Preferred Shares, is that the number of trustees constituting the board of trustees will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares, including Preferred Shares as described above, would constitute a majority of the board of trustees. The holders of preferred shares, including Preferred Shares, will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including Preferred Shares, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of preferred shares, including Preferred Shares, will automatically terminate.

         As long as any Preferred Shares are outstanding, the Trust will not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time (voting together as a separate class):

         (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, authorize, create or issue additional shares of or increase the authorized amount of the Preferred Shares or any other preferred shares, unless, in the case of shares of preferred shares on parity with the Preferred Shares, the Trust obtains written confirmation from Moody's (if Moody's is then rating the Preferred Shares), S&P (if S&P is then rating the Preferred Shares) or any substitute rating agency (if any such substitute rating agency is then rating the Preferred Shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the Preferred Shares and the Trust continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares is not required;

         (b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust, as amended and restated, or the Statement, by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Preferred Shares or holders of Preferred Shares; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

         (c) approve any reorganization (as such term is used in the Investment Company Act) materially and adversely affecting the Preferred Shares.

         So long as any shares of the Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent.

         To the extent permitted under the Investment Company Act, the Trust will not approve any of the actions set forth in (a) or (b) above which materially and adversely affects the rights expressly set forth in the Agreement and Declaration of Trust or the Statement of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. However, to the extent permitted by the Agreement and Declaration of Trust or the Statement, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Trust's charter.

         The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

                                  THE AUCTION

General

         The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the shares of Preferred Shares for each dividend period after the initial dividend period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of a series of Preferred Shares. See the Statement included in the Statement of Additional Information for a more complete description of the auction process.

         Auction Agency Agreement. The Trust will enter into an auction agency agreement with the auction agent (currently, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for shares of each series of Preferred Shares, so long as the applicable rate for shares of such series of Preferred Shares is to be based on the results of an auction.

         The auction agent may terminate the auction agency agreement upon 45 days' notice to the Trust. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that, prior to removal, the Trust has entered into a replacement agreement with a successor auction agent.

         Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Trust, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

         The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction before a dividend period of 364 days or less, or a percentage agreed to by the Trust and the Broker-Dealers, in the case of any auction before a dividend period of 365 days or longer, of the purchase price of Preferred Shares placed by a Broker-Dealer at the auction.

         The Trust may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreements.

Auction Procedures

         Prior to the submission deadline on each auction date for shares of a series of Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of such series of Preferred Shares may submit the following types of orders with respect to Preferred Shares to that Broker-Dealer.

         1. Hold order--indicating its desire to hold shares of such series without regard to the applicable rate for the next dividend period.

         2. Bid order--indicating its desire to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate or spread specified in the bid.

         3. Sell order--indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next dividend period.

         A beneficial owner may submit different types of orders to its Broker-Dealer with respect to shares of a series of Preferred Shares then held by the beneficial owner. A beneficial owner for shares of such series that submits its bid with respect to shares of such series to its Broker-Dealer having a rate higher than the maximum applicable rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares of such series to its Broker-Dealer. However, if a beneficial owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a dividend period of more than 28 days such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for purposes of such offer, a potential holder as discussed below.

         A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of Preferred Shares but that wishes to purchase Preferred Shares of such series or that is a beneficial owner of Preferred Shares of such series that wishes to purchase additional Preferred Shares of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum applicable rate for shares of such series on the auction date will not be accepted.

         The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Trust) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Trust nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Trust.

         There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum applicable rate for such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids for shares of a series, the applicable rate for shares of such series for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

         If there are not sufficient clearing bids for shares of such series, the applicable rate for the next dividend period will be the maximum applicable rate for shares of such series on the auction date. If this happens, beneficial owners of shares of such series that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares of such series subject to such sell orders. If all of the outstanding shares of such series are the subject of submitted hold orders, the applicable rate for the next dividend period will then be:

         o (i) if the applicable rate period is less than 183 days, the "AA" Composite Commercial Paper Rate, (ii) if the applicable rate period is more than 182 days but fewer than 365 days, the Treasury Bill Rate, and (iii) if the applicable rate period is more than 364 days, the Treasury Note Rate (the applicable rate being referred to as the "Benchmark Rate"); multiplied by

         o 1 minus the maximum marginal regular individual Federal income tax rate applicable to ordinary income or the maximum marginal regular corporate Federal income tax rate applicable to ordinary income, whichever is greater.

         If the applicable rate period is less than 183 days and the Kenny Index is less than the amount determined above for a rate period of less than 183 days, then the applicable rate for an all hold period will be the rate equal to the Kenny Index.

         The "Kenny Index" is the Kenny S&P 30 day High Grade Index or any successor index.

         The "Treasury Bill Rate" is either (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the business day next preceding such date or, if the length of the Rate Period exceeds the remaining maturity of any recently auctioned Treasury Bill, the weighted average rate of the most recently auctioned Treasury Bill and Treasury Note with maturities closest to the length of the Rate Period; or
(ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the business day immediately preceding such date obtained by the auction agent.

         The "Treasury Note Rate" on any date for any Rate Period, shall mean
(i) the yield on the most recently auctioned Treasury note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the business day next preceding such date; or
(ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the business day immediately preceding such date obtained by the auction agent.

         If all the shares of a series are subject to hold orders and the Trust has notified the auction agent of its intent to allocate to a series of Preferred Shares any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the applicable rate for the series of Preferred Shares for the applicable rate period will be (i) if the Taxable Yield Rate is greater than the Benchmark Rate, then the Benchmark Rate, or
(ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the amount determined pursuant to the two bullet points above, and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate.

         The "Taxable Yield Rate" is the rate determined by (i) dividing the amount of Taxable Income available for distribution on each Preferred Share in the affected series by the number of days in the dividend period in respect of which the Taxable Income is contemplated to be distributed, (ii) multiplying the amount determined in (i) by 365 (in the case of a dividend period of 7 days) or 360 (in the case of any other dividend period), and (iii) dividing the amount determined in (ii) by $25,000.

         The auction procedure includes a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of Preferred Shares that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

         Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

         The auctions for Series       will normally be held every       , and
each subsequent dividend period will normally begin on the following         .

         If an Auction Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next dividend period will be the Applicable Rate determined on the previous Auction Date.

         If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

               (i) The Dividend Payment Date for the affected Dividend Period will be the next business day on which the Trust and its paying agent, if any, can pay the dividend;

               (ii) The affected Dividend Period will end on the day it otherwise would have ended; and

               (iii) The next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended.

         Whenever the Trust intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on Preferred Shares, the Trust may, but shall not be required to, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, it will be required in turn to notify each Broker Dealer, who, on or prior to such Auction Date, will be required to notify its beneficial owners and potential holders believed by it to be interested in submitting an order in the auction to be held on such Auction Date. In the event of such notice, the Trust will not be required to pay an additional dividend with respect to such dividend.

Secondary Market Trading and Transfers of Preferred Shares

         The Broker-Dealers are expected to maintain a secondary trading market in Preferred Shares outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in Preferred Shares will provide owners with liquidity of investment. The Preferred Shares will not be listed on any stock exchange or traded on the NASDAQ Stock Market. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements, if any, do not require a bid to specify a spread should note that because the dividend rate on such shares will be fixed for the length of such dividend period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements require a bid to specify a spread should be aware that the value of their shares may also fluctuate and may be more or less than their original cost if sold in the open market in advance of the next auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser's position.

         A beneficial owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only:

         o pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

         o     to a Broker-Dealer; or

         o     to such other persons as may be permitted by the Trust;

         provided, however, that:

         o a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and

         o in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made will advise the auction agent of such transfer.

                         DESCRIPTION OF COMMON SHARES

         In addition to the Preferred Shares, the Agreement and Declaration of Trust dated as of August 20, 2002, as subsequently amended and restated, authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and is fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed by the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. So long as any Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

         The Trust's common shares are traded on the New York Stock Exchange under the symbol "BFO."

         CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

         The Agreement and Declaration of Trust, as amended and restated, includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

         In addition, the Trust's Agreement and Declaration of Trust, as amended and restated, requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Trust.

         The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

         To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust, as amended and restated, requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding preferred shares, including the Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objectives and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

         To liquidate the Trust prior to December 31, 2020, the Trust's Agreement and Declaration of Trust, as amended and restated, requires the favorable vote of a majority of the board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, unless such liquidation has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required.

         For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, as amended and restated, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust, as amended and restated, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

         The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Trust's Agreement and Declaration of Trust, as amended and restated, on file with the SEC for the full text of these provisions.

                          REPURCHASE OF COMMON SHARES

         Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. This may have the effect of reducing any market discount from net asset value. Any such repurchase may cause the Trust to repurchase Preferred Shares to maintain asset coverage requirements imposed by the Investment Company Act or any rating agency rating the Preferred Shares at that time.

                                  TAX MATTERS

Federal Tax Matters

         The discussion below and in the Statement of Additional Information provides general tax information related to an investment in the Preferred Shares. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns affecting the Trust and its shareholders, and the discussions set forth here and in the Statement of Additional Information do not constitute tax advice. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Trust.

         The Trust invests primarily in municipal bonds the income of which is exempt from regular Federal income tax. Consequently, the regular monthly dividends you receive will generally be exempt from regular Federal income tax. A portion of these dividends, however, may be attributable to tax preference items subject to the Federal alternative minimum tax.

         Although the Trust does not seek to realize taxable income or capital gain, the Trust may realize and distribute taxable income or capital gain from time to time as a result of the Trust's normal investment activities. The Trust will allocate tax-exempt interest income, long term capital gain and other taxable income, if any, among the common shares and the Preferred Shares for each taxable year in proportion to total dividends paid to each class for the taxable year. The Trust intends to notify holders of Preferred Shares in advance if it will allocate income to them that is not exempt from regular Federal income tax. In certain circumstances, the Trust will make payments to holders of Preferred Shares to offset the tax effects of the taxable distribution. See "Description of Preferred Shares--Dividends and Dividend Periods--Additional Dividends."

         The Trust will distribute at least annually any taxable income or realized capital gain. Distributions of net short-term gain are taxable as ordinary income. Distributions of net long-term capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Dividends will not qualify for a dividends received deduction generally available to corporate shareholders or for the reduced rate on qualified dividend income.

         The sale or other disposition of shares of the Trust will normally result in capital gain or loss to shareholders. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the shares will be treated as short-term capital gain or loss.

         Each year, you will receive a year-end statement designating the amounts of tax-exempt dividends, capital gain dividends and ordinary income dividends paid to you during the preceding year, including the source of investment income by state and the portion of income that is subject to the Federal alternative minimum tax, if any. You will receive this statement from the firm where you purchased your shares if you hold your investment in street name; the Trust will send you this statement if you hold your shares in registered form.

         In order to avoid corporate taxation of its taxable income and be permitted to pay tax-exempt dividends, the Trust must elect to be treated as a regulated investment company under Subchapter M of the Code and meet certain requirements that govern the Trust's sources of income, diversification of assets and distribution of earnings to shareholders. The Trust intends to make such an election and meet these requirements. If the Trust failed to do so, the Trust would be required to pay corporate taxes on its taxable income and all the distributions would be taxable as ordinary income to the extent of the Trust's earnings and profits. In particular, in order for the Trust to pay tax-exempt dividends, at least 50% of the value of the Trust's total assets must consist of tax-exempt obligations on a quarterly basis. The Trust intends to meet this requirement. If the Trust failed to do so, it would not be able to pay tax-exempt dividends and your distributions attributable to interest received by the Trust from any source would be taxable as ordinary income to the extent of the Trust's earnings and profits.

         The Trust may be required to withhold taxes on certain of your dividends if you have not provided the Trust with your correct taxpayer identification number (if you are an individual, normally your Social Security number), or if you are otherwise subject to back-up withholding. If you receive Social Security benefits, you should be aware that tax-free income is taken into account in calculating the amount of these benefits that may be subject to Federal income tax. If you borrow money to buy Trust shares, you may not be permitted to deduct the interest on that loan. Under Federal income tax rules, Trust shares may be treated as having been bought with borrowed money even if the purchase of the Trust shares cannot be traced directly to borrowed money. Holders are urged to consult their own tax advisors regarding the impact of an investment in shares upon the deductibility of interest payable by the holder. If you are subject to the Federal alternative minimum tax, a portion of your regular monthly dividends may be taxable.

Florida Tax Matters

         Under current Florida law, the Preferred Shares will not be subject to the Florida intangible personal property tax for any year if, by the close of business on the last business day of the previous calendar year, at least 90% of the net asset value of the Trust's portfolio consisted of (1) notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the U.S. Government and its agencies, or by the government of Puerto Rico, Guam or the U.S. Virgin Islands, or (2) other intangible personal property exempt from the Florida intangible personal property tax. (For this purpose, obligations issued by a nonprofit corporation formed under general nonprofit corporation law of a state are not exempt from Florida intangible personal property tax even if they are considered for Federal income tax purposes to be obligations issued "on behalf of" a governmental unit the interest on which is exempt from Federal income tax.) Preferred Shares will generally be subject to the Florida intangible personal property tax for any year if, on the last business day of the previous calendar year, less than 90% of the net asset value of the Trust's portfolio is invested in assets that are exempt from the Florida intangible property tax.

         The State of Florida and its political subdivisions do not impose income taxes on individuals. Consequently, individual shareholders of the Trust will not be subject to a Florida income tax on distributions from the Trust or on gain from the sale or other disposition of shares of the Trust. Shareholders subject to taxation in a state other than Florida may realize a lower after-tax rate of return than Florida shareholders if the dividends distributed by the Trust are not exempt from taxation in such other state.

         Corporations (and certain other entities treated as corporations under the Florida Income Tax Code) that are subject to the Florida income tax will be taxable on distributions from the Trust and on gain from the sale or other disposition of Preferred Shares to the extent such income or gain is allocated or apportioned to Florida. Accordingly, investment in common shares of the Trust may not be appropriate for such corporations.

         The transfer of Preferred Shares will not be subject to the Florida documentary stamp tax. Shares of the Trust will be included in assets subject to Florida estate tax.

         Under current Florida tax law, the Florida intangible personal property tax rate is $1.00 per $1,000 of taxable intangible property. Effective July 1, 2003, (i) the maximum amounts of taxable intangible personal property exempt from the Florida intangible personal property tax increased from $20,000 to $250,000 for single individuals and from $40,000 to $500,000 for married individuals filing jointly, and (ii) a $250,000 exemption from Florida intangible personal property tax for trusts and business entities became available. These exemptions are in addition to the $60,000 Florida intangible personal property tax credit provided under current Florida tax law. The effect of such increased exemptions from the Florida intangible personal property tax will be to further reduce the Florida intangible personal property tax benefit of investing in shares of the Trust. Public discussion continues regarding the possible repeal of the Florida intangible personal property tax or, alternatively, a further reduction in such tax. The increase in exemptions was slated to become effective January 1, 2002. However, national and state economic conditions prompted the Florida Legislature to delay the effective date of the increased exemptions during a Special Legislative session in the Fall of 2001. The state tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisors regarding the specific state tax consequences of holding and disposing of Preferred Shares, as well as the effects of Federal, local and foreign tax law and any proposed tax law changes.

                                 UNDERWRITING

         The Underwriters named below, acting through             , as lead
manager, and              , as their representatives (together with the lead
manager, the "Representatives"), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Trust, BlackRock Advisors and BlackRock Financial Management (the "Underwriting Agreement"), to purchase from the Trust the number of Preferred Shares set forth opposite their respective names.

Underwriters                                        Number of Preferred Shares
------------                                        --------------------------












         The underwriting agreement provides that the obligations of the Underwriters to purchase the Preferred Shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Preferred Shares if they purchase any shares. In the underwriting agreement, the Trust, BlackRock Advisors and BlackRock Financial Management have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the Underwriters may be required to make for any of those liabilities.

         The Underwriters propose to initially offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Preferred Shares to certain dealers at the public offering price less a concession not in excess of $ per
share. The sales load the Trust will pay of $      per share is equal to    %
of the initial offering price. After the initial public offering, the Under-writers may change the public offering price and the concession. Investors must pay for any Preferred Shares purchased in the public offering on or
before              , 2003.

         The Trust anticipates that the Representatives from time to time and certain other Underwriters may act as brokers or dealers in connection with the execution of the Trust's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

         The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of the Underwriters to the Trust, BlackRock Advisors or BlackRock Financial Management by notice to the Trust, BlackRock Advisors or BlackRock Financial Management if, prior to delivery of and payment for the Preferred Shares, (1) trading in the Trust's common shares shall have been suspended by the SEC or the American Stock Exchange or trading in securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or limited or minimum prices shall have been established on either of such Exchanges, (2) a commercial banking moratorium shall have been declared by either federal or New York state authorities, or (3) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of the representatives, impracticable or inadvisable to proceed with the offering or delivery of the Preferred Shares as contemplated by this prospectus (exclusive of any supplement thereto).

         The Trust anticipates that the Underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction."

                  CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT

         The Custodian of the assets of the Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, acts as the Trust's Transfer Agent with respect to the common shares.

         The Bank of New York, 100 Church Street, New York, New York 10286, a banking corporation organized under the laws of New York, will be the auction agent with respect to the Preferred Shares and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such shares.

                                LEGAL OPINIONS

         Certain legal matters in connection with the Preferred Shares offered hereby will be passed upon for the Trust by Skadden, Arps, Slate, Meagher &
Flom LLP, New York, New York, and for the Underwriters by               .
             may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

                             AVAILABLE INFORMATION

         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 2511. Reports, proxy statements, and other information about the Trust can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

         This prospectus does not contain all of the information in the Trust's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contact or other document are not necessarily complete and in each instance reference is made to the copy of the contact or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

         Additional information about the Trust and Preferred Shares can be found in the Trust's registration statement (including amendments, exhibits, and schedules) on Form N 2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Trust's registration statement, other documents incorporated by reference, and other information the Trust has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.


                            TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

USE OF PROCEEDS..................................................................................................B-2
INVESTMENT OBJECTIVES AND POLICIES...............................................................................B-2
INVESTMENT POLICIES AND TECHNIQUES...............................................................................B-4
OTHER INVESTMENT POLICIES AND TECHNIQUES........................................................................B-17
MANAGEMENT OF THE TRUST.........................................................................................B-21
PORTFOLIO TRANSACTIONS AND BROKERAGE............................................................................B-32
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES.............................................B-33
DESCRIPTION OF COMMON SHARES....................................................................................B-34
OTHER SHARES....................................................................................................B-34
REPURCHASE OF COMMON SHARES.....................................................................................B-35
FEDERAL TAX MATTERS.............................................................................................B-36
EXPERTS.........................................................................................................B-40
ADDITIONAL INFORMATION..........................................................................................B-40
INDEPENDENT AUDITORS' REPORT....................................................................................B-42
FINANCIAL STATEMENTS.............................................................................................F-1
APPENDIX A  STATEMENT OF PREFERENCES OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES.......................A-1
APPENDIX B  TAXABLE EQUIVALENT YIELD TABLE.......................................................................B-1
APPENDIX C RATINGS OF INVESTMENTS................................................................................C-1
APPENDIX D  GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS..........................................D-1
APPENDIX E  PROXY VOTING PROCEDURES..............................................................................E-1


This Statement of Additional Information is dated             , 2003.

                  BlackRock Florida Municipal 2020 Term Trust

              Municipal Auction Rate Cumulative Preferred Shares

                                Shares, Series



                                  PROSPECTUS



                                    , 2003

[FLAG]

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




                      STATEMENT OF ADDITIONAL INFORMATION

         BlackRock Florida Municipal 2020 Term Trust (the "Trust") is a non-diversified, closed-end management investment company with a limited operating history. This Statement of Additional Information relating to Preferred Shares does not constitute a prospectus, but should be read in
conjunction with the Prospectus relating hereto dated           , 2003. This
Statement of Additional Information, which is not a Prospectus, does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus or the Statement attached as Appendix A.


                                               TABLE OF CONTENTS

USE OF PROCEEDS................................................................................................B-2
INVESTMENT OBJECTIVES AND POLICIES.............................................................................B-2
INVESTMENT POLICIES AND TECHNIQUES.............................................................................B-4
OTHER INVESTMENT POLICIES AND TECHNIQUES......................................................................B-17
MANAGEMENT OF THE TRUST.......................................................................................B-21
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................................................B-32
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES...........................................B-33
DESCRIPTION OF COMMON SHARES..................................................................................B-34
OTHER SHARES..................................................................................................B-34
REPURCHASE OF COMMON SHARES...................................................................................B-35
FEDERAL TAX MATTERS...........................................................................................B-36
EXPERTS.......................................................................................................B-40
ADDITIONAL INFORMATION........................................................................................B-40
INDEPENDENT AUDITORS' REPORT..................................................................................B-42
FINANCIAL STATEMENTS...........................................................................................F-1
APPENDIX A  STATEMENT OF PREFERENCES OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES.....................A-1
APPENDIX B  TAXABLE EQUIVALENT YIELD TABLE.....................................................................B-1
APPENDIX C RATINGS OF INVESTMENTS..............................................................................C-1
APPENDIX D  GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS........................................D-1
APPENDIX E  PROXY VOTING PROCEDURES............................................................................E-1


This Statement of Additional Information is dated             , 2003.

                                USE OF PROCEEDS

         Pending investment in municipal bonds that meet the Trust's investment objectives and policies, the net proceeds of this offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of this offering immediately, the Trust may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Policies and Techniques--Short-Term Taxable Fixed Income Securities," the income on which is subject to regular Federal income tax, and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly. We currently anticipate that the Trust will be able to invest primarily in tax-exempt municipal bonds that meet the Trust's investment objectives and policies within six to eight weeks after the completion of this offering.

                      INVESTMENT OBJECTIVES AND POLICIES

         The Trust has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of Federal tax law, and the Trust expects that a portion of the income it produces may be includable in alternative minimum taxable income. Preferred Shares therefore would not ordinarily be a suitable investment for investors who are subject to the Federal alternative minimum tax or who would become subject to such tax by purchasing common shares. The suitability of an investment in common shares will depend upon a comparison of the after-tax yield likely to be provided from the Trust with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."

Investment Restrictions

         Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

         (1) invest 25% or more of the value of its Managed Assets in any one industry, provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental issuers;

         (2) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

         (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Trust's investment objectives and policies or the entry into repurchase agreements;

         (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

         (5) purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein, provided that the Trust may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

         (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

         When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. Government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Trust may invest more than 25% of its Managed Assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Trust reserves the right to invest more than 25% of its Managed Assets in industrial development bonds and private activity securities.

         For the purpose of applying the limitation set forth in subparagraph
(1) above, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Trust's assets that may be invested in municipal bonds insured by any given insurer.

         Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of Preferred Shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the Prospectus. As described in the Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         As a fundamental policy, under normal market conditions, the Trust will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular Federal income tax and Florida intangible personal property tax.

         In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

               (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's Managed Assets and the Trust's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

               (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

               (3) purchase securities of companies for the purpose of exercising control.

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

         In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer and no investment represents ownership of 10% or more of the voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

         The Trust intends to apply for ratings for the Preferred Shares from Moody's, S&P and/or Fitch. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's, S&P and/or Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa") and/or by S&P or Fitch ("AAA"), but no assurance can be given that such ratings will be obtained, or if obtained, maintained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's, S&P and Fitch receive fees in connection with their ratings issuances.

                      INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Trust's investment objectives, policies and techniques that are described in the Prospectus.

Portfolio Investments

         The Trust will invest primarily in a portfolio of investment grade municipal bonds that are exempt from regular Federal income tax and Florida intangible personal property tax.

         Issuers of bonds rated "Ba"/"BB" or below are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal bonds rated "Baa" or "BBB" are considered "investment grade" securities; municipal bonds rated "Baa" are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal bonds rated "BBB" are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated "AAA" in which the Trust may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal bonds rated below investment grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated municipal bonds is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Trust may have greater difficulty selling its portfolio securities. The Trust will be more dependent on BlackRock's research and analysis when investing in these securities.

         A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix C hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

         After the initial investment period, the Trust intends to actively manage the maturity of its bonds which are expected to have a dollar weighted average effective maturity approximately equal to the Trust's maturity date. As a result, over time the maturity of the Trust's portfolio is expected to shorten in relation to the remaining term of the Trust. As a result, the Trust's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in BlackRock's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering of common shares and of Preferred Shares, if any, are being invested, the Trust may invest any percentage of its assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly. The Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Trust will invest only in taxable temporary investments which are U.S. Government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable temporary investments of the Trust may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques--Repurchase Agreements." To the extent the Trust invests in taxable investments, the Trust will not at such times be in a position to achieve its investment objective of tax-exempt income.

         The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security and the Trust will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

         Also included within the general category of municipal bonds described in the Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Trust's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. In order to reduce this risk, the Trust will only purchase Municipal Lease Obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

         Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

         In addition to the types of municipal bonds described in the Prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all such tax-exempt securities as municipal bonds.

Short-Term Taxable Fixed Income Securities

         For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities, although the Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

                  (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
         (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                  (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

                  (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                  (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities

         Short-term tax-exempt fixed income securities are securities that are exempt from regular Federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

         Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

         Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

         Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

         Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

         Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

         Tax-Exempt Commercial Paper ("municipal paper") represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

         Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

         While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Trust may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Factors Pertaining to Florida

         General. As described in the Prospectus, except during temporary periods, the Trust will invest primarily in Florida municipal bonds. In addition, the specific Florida municipal bonds in which the Trust will invest will change from time to time. The Trust is therefore susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal bonds. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of Florida municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of Florida municipal bonds may be subject and is not applicable to conduit obligations, such as industrial development, revenue bonds, with respect to which the public issuer itself has no responsibility. Such information is derived from certain official statements of the State of Florida utilized in connection with the issuance of specific state of Florida municipal bonds, as well as from other publicly available documents. Such information has not been independently verified by the Trust and may not apply to all Florida municipal bonds acquired by the Trust. The Trust assumes no responsibility for the completeness or accuracy of such information.

         Many factors, including national, economic, social and environmental policies and conditions that are not within the control of issuers of Florida municipal bonds, could have an adverse impact on the financial condition of such issuers. The Trust cannot predict whether or to what extent such factors or other factors may affect the issuers of Florida municipal bonds, the market value or marketability of such obligations or the ability of the respective issuers of such obligations acquired by the Trust to pay interest on or principal of such obligations. The creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and there is no responsibility on the part of the State of Florida to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within Florida, and it is possible the Trust will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Florida municipal bonds.

         Florida state and local government obligations may be adversely affected by political and economic conditions and developments within the State of Florida and the nation as a whole. Florida's economic outlook is generally projected to reflect the national economic outlook. The Florida Constitution and statutes require a balanced budget, which may affect the ability of the State of Florida to issue and/or repay its obligations. In addition, various limitations on the State of Florida, its governmental agencies and its local governments, including school and special districts and authorities, may inhibit the ability of these issuers to repay existing indebtedness and issue additional indebtedness. The ability of such issuers to repay revenue bonds may also depend on the success of the capital projects to which they relate. The ability of such issuers to repay general obligation bonds will also depend on the success of such issuer maintaining its ad valorem tax base.

         Investment Practices and Policies of Florida Municipal Issuers. Florida law does provide certain restrictions on the investment of funds for the State of Florida and its local governments; however, with respect to all municipalities and its charter counties, such restrictions may be limited by the constitutional home rule powers of such entities. Because statutory restrictions on investments and investment policies with respect to the investment of funds is limited by constitutional home rule powers, there can be no assurance as to whether any issuer will suffer losses as a result of investments or the magnitude or any such losses.

         Population. Florida ranks as the fourth most populous state, with an estimated population of 16.66 million as of April 1, 2002. From 1990 to 2000, the U.S. population has increased about 1% annually, while Florida's population has averaged a 2.1% annual increase due primarily to net in-migration. From 1990 to 2000, 14% of the State's population growth was due to the excess of births over deaths, and 86% to net in-migration. Approximately one-third of such in-migration was from foreign countries, with the rest from other states.

         Employment. Between 1990 and 2000, Florida's working age population (ages 18-64) increased by approximately 23.7% and the number of employed persons increased approximately 20.2%. During seven of the last ten years, the annual average unemployment rate in Florida has generally tracked just below the national average. The estimated unemployment rate in Florida for 2002 was 5.3%, while the national average was estimated at 5.5%. However, unemployment rates within any particular area of the state may vary significantly.

         Income. Historically, Florida's total personal income has grown at rates similar to those of the U.S. and the other southeastern states. From 1993 to 2002, Florida's total nominal personal income grew by 67% and per capita income expanded approximately 39%. For the nation, total and per capita personal income increased by 59% and 44% respectively. Because Florida has an older and proportionally larger retirement population than most states, property income (dividends, interest and rent) and transfer payments (social security, retirement, disability, unemployment insurance, worker's compensation and veterans benefits) are major sources of income.

         Tourism Industry. Tourism remains an important aspect of Florida's economy. Its financial impact is reflected in a broad range of market sectors, such as transportation, communications and retail trade and services, and in State tax revenues generated by business activities which cater to visitors, such as hotels, restaurants, admissions and gift shops. According to Visit Florida, the direct support organization for the Florida Commission on Tourism, approximately 76.2 million people visited the State in 2002. According to the Florida Statistical Abstract (University of Florida, Bureau of Economic and Business Research, 2002), during fiscal year 2001-2002, the State licensed 4,737 hotels and motels with 392,273 total units. During the same period 39,431 food service establishments were licensed, with seating capacity of 3,349,806. Visitors to the State's public parks and recreation areas totaled 17,713,774 for fiscal year 2001-2002, a 2.3% decrease from the prior year, while visits to national parks in the State remained at 8.9 million.

         State Financial Operations. Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds--the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget Stabilization Fund, administered by the Chief Financial Officer. Unlike many other jurisdictions the State of Florida does not levy ad valorem taxes on real property or tangible personal property, nor does it impose a personal income tax.

         The sales and use tax is the largest single source of tax receipts in Florida. The sales tax is 6% of the sales price of tangible personal property sold at retail in the State. The use tax is at 6% of the cost price of tangible personal property when the same is not sold but is used, or stored for use, in the state. Slightly less than 10% of the sales tax is designated for local governments and is distributed to the respective counties in which it was collected for use by the county and the municipalities therein. In addition to this distribution, local governments may (by referendum) assess certain discretionary sales surtaxes within their county, for certain purposes, restricted as to amount. The proceeds of these surtaxes are required to be applied to the purposes for which such surtax is assessed.

         Receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or counties and cities. Legislation was enacted in 2000 which provides that 2.25% of sales tax receipts are to be deposited in the Revenue Sharing Trust Fund for Counties in lieu of intangible personal property tax which were so distributed under prior law.

         For the State fiscal years which ended June 30, 2001, and June 30, 2002, actual receipts from the sales and use tax allocated to the State's General Revenue Fund were $13,952.2 million and $14,148.0 million, respectively.

         The second largest source of state tax receipts, is the tax on motor fuels. However, these revenues are almost entirely trust funds dedicated for specific purposes and are not included in the State General Revenue Fund. Taxes on motor fuels (gasoline and diesel fuel) include several distinct fuel taxes:
(1) the State sales tax on motor fuels, levied at 6% of the average retail price per gallon of fuel, not to fall below 6.9 cents per gallon; (2) the State excise tax of four cents per gallon of motor fuel, with proceeds distributed to local governments; (3) the State Comprehensive Enhanced Transportation System (SCETS) tax, which is levied at a rate in each county equal to two-thirds of the sum of the county's local option motor fuel taxes; (4) aviation fuel, which air carriers may choose to be taxed at 6.9 cents per gallon or 8% of the retail price of fuel, not to be less than 4.4 cents per gallon; and (5) local option motor fuel taxes, which may range between one cent to 12 cents per gallon.

         Most of the proceeds of the sales tax on motor fuels are deposited into the State Transportation Trust Fund for road maintenance and construction. The proceeds of the State excise tax of four cents per gallon is distributed by formula to local governments. The first two cents (described as the Constitutional Gas Tax) are primarily pledged for each county's debt service requirements, with any remaining balance deposited into the county's transportation trust fund. The remaining two cents of the excise tax (described as the County and Municipal Gas Taxes) are part of the State Revenue Sharing Program. Proceeds from the SCETS tax are, to the maximum extent possible, expended on road projects in the counties in which the revenues are derived. Local option gas taxes of one to 11 cents per net gallon, and the so-called "ninth cent fuel tax" of one cent per net gallon, of motor fuel may be levied by counties for use by local governments for transportation expenditures. Local Option Gas Tax revenues may be pledged for payment of bonds issued by the local governments or the Division of Bond Finance on behalf of local governments to fund transportation capital improvements.

         Alcoholic beverage tax and license revenues totaled $526.0 million in the State fiscal year ended June 30, 2002, a 5% increase from the prior year. The receipts of corporate income tax for the State fiscal year ended June 30, 2002 were $1,218.5 million, a decrease of 9.4% over the prior fiscal year.

         In order to provide additional funding for education, the 1987 Legislature created the Department of the Lottery to operate a State lottery. Revenues generated by the Florida Lottery are used to pay prizes, fund the Educational Enhancement Trust Fund, and pay the administrative costs of operating the lottery.

         The State Constitution does not permit a personal income tax. An amendment to the State Constitution would be required to impose a personal income tax in the State.

         Local Government Revenue Sources. County and municipal governments in Florida depend primarily upon ad valorem property taxes, and sales, motor fuels and other local excise taxes and miscellaneous revenue sources, including revenues from utilities services. Florida school districts derive substantially all of their revenues from local property taxes. The overall levels of revenues from these sources is in part dependent upon the local, state and national economy. Local government obligations held by the Trust may constitute general obligations or may be special obligations payable solely from one or more specified revenue sources. The ability of the local governments to repay their obligations on a timely basis will be dependent upon the continued strength of the revenues pledged and of the overall fiscal status of the local government.

         State Constitutional Amendment Limiting State Revenues. An amendment to the Constitution of the State of Florida was approved by the voters of the State of Florida at the November 1994 general election. This amendment limits the amount of taxes, fees, licenses and charges imposed by the State Legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year could be increased by a two-thirds vote of the Legislature. The limit was effective in the fiscal year 1995-96. Excess revenues generated will initially be deposited in the Budget Stabilization Fund until it is fully funded; any additional excess revenues will then be refunded to taxpayers. This amendment could limit the amount of actual revenues from which the State of Florida could appropriate funds, including funds appropriated to local governments. It is unclear at this point what effect, if any, this amendment would have on local government debt obligations payable from State revenues which may be subject to this amendment, such as State revenue sharing moneys or other State revenues distributed to local governments. Certain State of Florida debt obligations, which are not by their terms subject to appropriation, should not be affected, depending upon the language of the legislation authorizing the issuance of such obligations.

         State Constitutional Amendment Regarding Education. At the November 6, 2002 election, several state constitutional amendments were approved by Florida voters, one which requires the legislature to provide funding for sufficient public school classrooms so that by the beginning of the 2010 school year, there will be a maximum number of students assigned to each teacher for various grade levels. Beginning in the 2003-2004 fiscal year, the State is required to gradually reduce the average number of students in each classroom by two each year until the eventual maximum numbers are reached. Another amendment requires the establishment, no later than the 2005 school year, of a voluntary program which permits every four-year-old in the State to attend a free, high quality pre-kindergarten program. The pre-kindergarten program must be established without taking away funds used for existing education, heath and development programs. The economic effect of these and the other constitutional amendments cannot be predicted at this time. Therefore, it is unclear what effect, if any, these amendments would have on state or local government debt obligations.

         Revenue Estimates and Budgetary Matters. In Florida, for state and local budgeting purposes, certain revenue sources are estimated by the Florida Revenue Estimating Conference (the "REC"), which generally convenes twice a year. The REC met in March, 2003 to revise the forecast of revenues for the remainder of Fiscal Year 2002-03 and for Fiscal Year 2003-04. The general revenue collection estimate for Fiscal Year 2002-03 was reduced from $19,637.4 million to $19,610.4 million, a net negative adjustment of $27 million from the November 2002 forecast. The change in estimates resulted primarily from lower estimated sales tax and estate tax collections, which more than offset estimated increases in documentary stamp tax collections and reductions in tax refunds, particularly in the area of corporate income taxes.

         The year-end Working Capital Fund surplus for Fiscal Year 2002-03 is projected to be $130.2 million and the amount in the Budget Stabilization Fund is expected to remain at $958.9 million.

         General revenues in Fiscal Year 2003-04 are expected to decrease by 1.6% from the November 2002 estimate to $20,118.7 million, which is $508 million more than the amount currently estimated to be collected in Fiscal Year 2002-03.

         On May 27, 2003, the Florida Legislature passed the General Appropriations Act setting forth the State's budget for the 2003-2004 fiscal year. Budgeted appropriations for 2003-2004 total $53.5 billion including general revenue appropriations of $21.2 billion and trust fund appropriations of approximately $32.3 billion. Total appropriations for 2003-2004 are $3.1 billion or 6.2% greater than the 2002-2003 appropriations. General revenue spending is budgeted to increase by $560 million or 2.8% over prior year general revenue spending. However, the Appropriations Act is not final. Individual items within the budget are subject to the Governor's veto. The final budget is also subject to downward adjustment during the fiscal year to ensure no budget shortfall occurs.

         The State's budget is required to be kept in balance from current revenues each State fiscal year. The 2003-2004 general fund budget is expected to be funded with general revenue collections of approximately $20.1 billion, "cash sweeps" of existing trust fund balances of approximately $708 million, redirection of trust fund revenues to general revenues of approximately $149 million, expected collections from a tax amnesty program of $67 million and other miscellaneous general revenues. The State's constitutionally required Budget Stabilization Fund reserve of approximately $959 million has not been used to fund the 2003-2004 budget. Additionally, the fiscal 2002-2003 year-end estimated Working Capital Fund balance of $130 million is expected to increase to approximately $955 million by the end of fiscal year 2003-2004 due primarily to Florida's portion of additional Federal aid to states contained in the recently enacted Federal Jobs and Growth Tax Relief Reconciliation Act of 2003 which was not appropriated by the current year budget.

         ESTIMATES ARE SUBJECT TO RISK AND UNCERTAINTIES WHICH MAY AFFECT ACTUAL REVENUE COLLECTIONS AND CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE STATED. NO ASSURANCE IS GIVEN THAT ACTUAL REVENUE IMPACT OR THE FINAL BUDGET FIGURES WILL NOT DIFFER MATERIALLY FROM THE ESTIMATES AND FIGURES PROVIDED.

         Other Factors. Florida will continue to face enormous spending pressures well into the future. The large number of elderly residents will continue to demand health services, an area where cost escalation is significant, and the constant influx of people to Florida will continue to place sizable pressure on the State for infrastructure needs.

         The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of Federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

         There can be no assurance that there will not be a decline in economic conditions or that particular Florida municipal bonds in the portfolio of the Trust will not be adversely affected by any such changes.

Duration Management and Other Management Techniques

         Consistent with its investment objectives and policies set forth herein, the Trust may also enter into certain hedging and risk management transactions. In particular, the Trust may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the debt securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Trust may use are described below. The ability of the Trust to hedge them successfully will depend on BlackRock's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured.

         Interest Rate Transactions. Among the Strategic Transactions are which the Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for hedging and risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. In as much as these hedging transactions are inured into for good faith hedging purposes. BlackRock and the Trust believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

         Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. Government debt securities or options on the above. The Trust will engage in such transactions only for bona fide hedging, risk management and other portfolio management purposes.

         Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations on net asset value, the Trust may sell or purchase call options ("calls") on municipal bonds and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

         Puts on Securities, Indices and Futures Contracts. As with calls, the Trust may purchase put options ("puts") that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Trust may also sell puts on municipal bonds, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

         Credit derivatives. The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If BlackRock is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if BlackRock is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

         Municipal Market Data Rate Locks. The Trust may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Trust to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Trust and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Trust buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Trust equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Trust will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Trust. The Trust will not enter into MMD Rate Locks if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.

         Appendix C contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are:

         less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments;
(c) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

         Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "Tax Matters."

Short Sales

         The Trust may make short sales of bonds. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

         When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

         If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Dollar Roll Transaction

         To take advantage of attractive opportunities in the bond market and to enhance current income, the Trust may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments of the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls. At the time the Trust enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Trust's dollar rolls, together with its reverse repurchase agreements, the issuance of Preferred Shares and other borrowings, will not exceed, in the aggregate, 33% of the value of its Managed Assets.

         Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. The Trust's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

         Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

         The Trust may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Borrowing

         Although it has no present intention of doing so, the Trust reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objectives and Policies--Investment Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Trust. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of Preferred Shares.

Reverse Repurchase Agreements

         The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

         If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

         As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between common shares and Preferred Shares. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds

         The Trust may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Trust accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Lending of Securities

         The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate value of such loans exceeds 33-1/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's board of trustees.

         The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

High Yield Securities

         The Trust may invest up to 20% of its Managed Assets in securities rated below investment grade such as those rated Ba or below by Moody's or BB or below by S&P or Fitch or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. Securities rated Ba and below by Moody's and Fitch are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principle payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

         The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

         Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities.

         The ratings of Moody's, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, BlackRock also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on BlackRock's credit analysis than would be the case when the Trust invests in rated securities.

Residual Interest Municipal Bonds

         Residual interest municipal bonds pay interest at rates that bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Trust when short-term interest rates rise, and increase the interest paid to the Trust when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Trust's use of leverage. Should short-term interest rates rise, the combination of the Trust's investment in inverse floaters and the use of leverage likely will adversely affect the Trust's income and distributions to common shareholders.

                            MANAGEMENT OF THE TRUST

Investment Management Agreement

         Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

         The Investment Management Agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

         The Investment Management Agreement was approved by the Trust's board of trustees at an in-person meeting of the board of trustees held on August 21, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). This agreement provides for the Trust to pay a Management Fee at an annual rate equal to 0.50% of the average weekly value of the Trust's Managed Assets. In approving this agreement the board of trustees considered, among other factors, (i) the services provided to the Trust by BlackRock Advisors, (ii) the Trust's fee and expense data as compared to various benchmarks and a peer group of closed-end funds with similar investment strategies as the Trust, (iii) BlackRock's profitability with respect to its management of BlackRock family of closed-end funds, and (iv) the direct and indirect benefits to the BlackRock from its relationship with the Trust.

         During its deliberations, the board of trustees focused on the experience, resources and strengths of BlackRock Advisors in managing leveraged, closed-end investment companies that invest in municipal bonds. The board of trustees, based on their experience as directors or trustees of other investment companies managed by BlackRock Advisors, also focused on the quality of the compliance and administrative staff at BlackRock. The board of trustees placed significant emphasis on the Trust's advisory fee rate and anticipated expense ratios as compared to those of comparable leveraged, closed-end funds with comparable investment objectives and strategies as provided by Lipper Inc.

         Based on the information reviewed and discussions held, the board of trustees, including a majority of the non-interested trustees, concluded that it was satisfied with the nature and quality of the services to be provided by the BlackRock Advisors to the Trust and that the advisory fee rate was reasonable in relation to such services. The non-interested trustees were represented by independent counsel who assisted them in their deliberations.

         The Investment Management Agreement was approved by the sole common shareholder of the Trust as of September 17, 2003. The Investment Management Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The Investment Management Agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreement

         BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the Management Fee paid by the Trust to BlackRock Advisors. From the Management Fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, a fee equal to: (i) prior to September 30, 2004, 38% of the monthly management fees received by BlackRock Advisors, (ii) from September 30, 2004 to September 30, 2005, 19% of the monthly management fees received by BlackRock Advisors; and (iii) after September 30, 2005, 0% of the management fees received by BlackRock Advisors; provided thereafter that the Sub-Advisor may be compensated at cost for any services rendered to the Trust at the request of BlackRock Advisors and approved of by the board of trustees.

         The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

         Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.

         The sub-investment advisory agreement was approved by the Trust's board of trustees at an in-person meeting of the board of trustees held on August 21, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). In addition to the information the board of trustees considered in approving the Investment Management Agreement, the board of trustees considered in approving the sub-advisory agreement, among other factors, (i) the services provided to the Trust by BlackRock Financial Management, (ii) the performance of BlackRock Financial Management in sub-advising other leveraged municipal bond funds, and (iii) the direct and indirect benefits to BlackRock Financial Management from its relationship with the Trust.

         During its deliberations, the board of trustees focused on the experience, resources and strengths of BlackRock Financial Management in sub-advising leveraged, closed-end investment companies that invest in municipal bonds.

         Based on the information reviewed and the discussions, the board of trustees, including a majority of the non-interested trustees, concluded that it was satisfied with the nature and quality of the services to be provided by BlackRock Financial Management to the Trust and that the sub-advisory fee rate was reasonable in relation to such services. The non-interested trustees were represented by independent counsel who assisted them in their deliberations.

         The sub-investment advisory agreement was approved by the sole common shareholder of the Trust as of September 17, 2003. The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust, or by BlackRock Advisors or BlackRock Financial Management, on 60 days' written notice by either party to the other. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Trustees and Officers

         The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below.

         The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.

                                                                                   Number of
                                                                                 Portfolios in
                                                                                  Fund Complex
                                                                                  Overseen by
   Name, Address, Age and     Term of Office   Principal Occupation During The     Trustee or
    Position(s)Held with       and Length of      Past Five Years and Other       Nominee for     Other Directorships held by
         Registrant             Time Served              Affiliations               Trustee                 Trustee
----------------------------- --------------   -------------------------------   -------------    -----------------------------
INDEPENDENT TRUSTEES:

Andrew F. Brimmer             3 years(1)(2)   President of Brimmer & Company,          46       Director of CarrAmerica Realty
P.O. Box 4546                                 Inc., a Washington, D.C.-based                    Corporation and Borg-Warner
New York, NY 10163-4546                       economic and financial consulting                 Automotive. Former Director of
Age: 77                                       firm. Wilmer D. Barrett Professor                 AirBorne Express, BankAmerica
Truste                                        of Economics, University of                       Corporation (Bank of America),
                                              Massachusetts, Amherst. Formerly                  Bell South Corporation, College
                                              member of the Board of Governors                  Retirement Equities Fund
                                              of the Federal Reserve System.                    (Trustee), Commodity Exchange,
                                              Former Chairman, District of                      Inc. (Public Governor),
                                              Columbia Financial Control Board.                 Connecticut Mutual Life
                                              Lead Trustee and Chairman of the                  Insurance Company, E.I. du Pont
                                              Audit Committee of each of the                    de Nemours & Company, Equitable
                                              closed-end trusts of which                        Life Assurance Society of the
                                              BlackRock Advisors, Inc. acts as                  United States, Gannett Company,
                                              investment advisor.                               Mercedes-Benz of North America,
                                                                                                NCM Financial Corporation
                                                                                                (American Security Bank), MNC
                                                                                                Capital Management, Navistar
                                                                                                International Corporation, PHH
                                                                                                Corp. and UAL Corporation
                                                                                                (United Airlines).

Richard E. Cavanagh           3 years(1)(2)   President and Chief Executive            46       Trustee, Airplanes Group,
P.O. Box 4546                                 Officer of The Conference Board,                  Aircraft Finance Trust (AFT)
New York, NY 10163-4546                       Inc., a leading global business                   and Educational Testing Service
Age: 57                                       membership organization, from                     (ETS). Director, Arch
Trustee                                       1995-present. Former Executive                    Chemicals, Fremont Group and
                                              Dean of the John F. Kennedy                       The Guardian Life Insurance
                                              School of Government at Harvard                   Company of America.
                                              University from  1988-1995.
                                              Acting Director, Harvard Center
                                              for Business and Government
                                              (1991-1993). Formerly Partner
                                              (principal) of McKinsey &
                                              Company, Inc. (1980-1988). Former
                                              Executive Director of Federal
                                              Cash Management, White House
                                              Office of Management and Budget
                                              (1977-1979). Co-author, THE
                                              WINNING PERFORMANCE (best selling
                                              management book published in 13
                                              national editions).

Kent Dixon                    3 years(1)(2)   Consultant/Investor. Former              46       Former Director of ISFA (the
P.O. Box 4546                                 President and Chief Executive                     owner of INVEST, a national
New York, NY 10163-4546                       Officer of Empire Federal Savings                 securities brokerage service
Age: 66                                       Bank of America and Banc PLUS                     designed for banks and thrift
Trustee                                       Savings Association, former                       institutions).
                                              Chairman of the Board, President
                                              and Chief Executive Officer of
                                              Northeast Savings.

Frank J. Fabozzi              3 years(1)(2)   Consultant. Editor of THE JOURNAL        46       Director, Guardian Mutual Funds
P.O. Box 4546                                 OF PORTFOLIO MANAGEMENT and                       Group (18 portfolios).
New York, NY 10163-4546                       Frederick Frank Adjunct Professor
Age: 55                                       of Finance at the School of
Trustee                                       Management at Yale University.
                                              Author and editor of several
                                              books on fixed income portfolio
                                              management. Visiting Professor of
                                              Finance and Accounting at the
                                              Sloan School of Management,
                                              Massachusetts Institute of
                                              Technology from 1986 to August
                                              1992.

James Clayburn La Force, Jr.  3 years(1)(2)   Dean Emeritus of The John E.             46       Director, Payden & Rygel
P.O. Box 4546                                 Anderson Graduate School of                       Investment Trust, Provident
New York, NY 10163-4546                       Management, University of                         Investment Counsel Funds,
Age: 74                                       California since July 1, 1993.                    Advisor Series Trust, Arena
Trustee                                       Acting Dean of The School of                      Pharmaceuticals, Inc. and
                                              Business, Hong Kong University of                 CancerVax Corporation.
                                              Science and Technology 1990-1993.
                                              from 1978 to September 1993, Dean
                                              of The John E. Anderson Graduate
                                              School of Management, University
                                              of California.

INTERESTED TRUSTEES:
Robert S. Kapito*             3 years(1)(2)   Vice Chairman of BlackRock, Inc.         46       Chairman of the Hope & Heroes
Age: 46                                       Head of BlackRock's Portfolio                     Children's Cancer Fund,
Trustee and President                         Management Group, a member of the                 President of the Board of
                                              Management Committee, the                         Directors of Periwinkle
                                              Investment Strategy Group, the                    National Theatre for young
                                              Fixed Income and Global Equity                    audiences. Director of
                                              Investment Strategy Group.                        ICruise.com, Corp.
                                              Responsible for the portfolio
                                              management of the Fixed Income,
                                              Domestic Equity and International
                                              Equity, Liquidity and Alternative
                                              Investment Groups of BlackRock.
                                              Currently, President and Trustee
                                              of each of the closed-end trusts
                                              which BlackRock Advisors, Inc.
                                              acts as investment advisor.

Ralph L. Schlosstein*         3 years(1)(2)   Director since 1999 and President        46       Chairman and President of the
Age: 52                                       of BlackRock, Inc. since its                      BlackRock Provident
Trustee                                       formation in 1998 and of                          Institutional Funds. Director
                                              BlackRock, Inc.'s predecessor                     of several of BlackRock's
                                              entities since 1988. Member of                    alternative investment
                                              BlackRock's Management Committee                  vehicles. Currently, a Member
                                              and Investment Strategy Group.                    of the Visiting Board of
                                              Formerly, Managing Director of                    Overseers of the John F.
                                              Lehman Brothers, Inc. and Co-head                 Kennedy School of Government at
                                              of its Mortgage and Savings                       Harvard University, the
                                              Institutions Group. Currently,                    Financial Institutions Center
                                              Chairman and Trustee of each of                   Board of the Wharton School of
                                              the closed-end trusts which                       the University of Pennsylvania,
                                              BlackRock Advisors, Inc. acts as                  a Trustee of Trinity School in
                                              investment advisor.                               New York City and a Trustee of
                                                                                                New Visions for Public
                                                                                                Education in New York Council.
                                                                                                Formerly, a Director of Pulte
                                                                                                Corporation and a Member of
                                                                                                Fannie Mae's Advisory Council.
Walter F. Mondale(3)          3 years(1)(2)   Partner, Dorsey & Whitney LLP, a         46
P.O. Box 4546                                 law firm (December 1996-present,
New York, NY 10163-4546                       September 1987-August 1993).
Age: 75                                       Formerly U.S. Ambassador to Japan
Trustee                                       (1993-1996). Formerly, Vice
                                              President of the United States,
                                              U.S. Senator and Attorney General
                                              of the State of Minnesota. 1984
                                              Democratic Nominee for President
                                              of the United States.

______________

*           "Interested person" of the Trust as defined in the Investment Company Act. Messrs. Kapito and Schlosstein are
            interested persons due to their employment with the investment advisor.

(1)         After a trustee's initial term, each trustee is expected to serve a three-year term concurrent with the class of trustees for which he serves: Messrs. Cavanagh and La Force, as Class I trustees, are expected to stand for re-election at the Trust's 2004 annual meeting of shareholders Messrs. Schlosstein, Fabozzi and Mondale, as Class
            II trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders Messrs.
            Kapito, Brimmer and Dixon, as Class III trustees, are expected to stand for re-election at the Trust's 2006 annual meeting of shareholders

(2)         Each trustee has served in such capacity since the Trust's inception.

(3)         Mr. Mondale may be deemed an interested person of one or more of the Trust's principal underwriters because his law firm, Dorsey & Whitney LLP, serves as legal counsel to such principal underwriters. Because Mr. Mondale may be deemed an interested person of certain of the Trust's principal underwriters, he also may be deemed to be an interested person of the Trust during the pendency of any securities offering by the Trust in which such underwriters participate.



OFFICERS:
                                                                                   Principal Occupation During the Past
            Name and Age                            Title                           Five Years and Other Affiliations
-------------------------------   ---------------------------------      ----------------------------------------------------------
Anne F. Ackerley                      Vice President                     Managing Director of BlackRock, Inc. since 2000. Formerly,
Age: 41                                                                  First Vice President and Chief Operating Officer, Mergers
                                                                         and Acquisition Group at Merrill Lynch & Co. from 1997 to
                                                                         2000; First Vice President and Chief Operating Officer,
                                                                         Public Finance Group at Merrill Lynch & Co. from 1995 to
                                                                         1997; First Vice President, Emerging Markets Fixed Income
                                                                         Research at Merrill Lynch & Co. prior thereto.

Henry Gabbay                          Treasurer                          Managing Director of BlackRock, Inc. and its predecessor
Age: 56                                                                  entities.


James Kong                            Assistant Treasurer                Managing Director of BlackRock, Inc. and its predecessor
Age: 42                                                                  entities.

Richard Shea, Esq.                    Vice President/Tax                 Managing Director of BlackRock, Inc. since 2000; Chief
Age: 43                                                                  Operating Officer and Chief Financial Officer of
                                                                         Anthracite Capital, Inc. since 1998. Formerly, Director of
                                                                         BlackRock, Inc. and its predecessor entities.

Vincent Tritto                        Secretary                          Director and Assistant Secretary of BlackRock, Inc. since
Age: 41                                                                  2002. Formerly, Executive Director (2000-2002) and Vice
                                                                         President (1998-2000), Morgan Stanley & Co. Incorporated
                                                                         and Morgan Stanley Asset Management Inc. and officer of
                                                                         various Morgan Stanley-sponsored investment vehicles;
                                                                         Counsel (1998) and Associate (1988-1997), Rogers & Wells
                                                                         LLP, New York, NY; Foreign Associate (1992-1994), Asahi Law
                                                                         Offices/Masuda & Ejiri, Tokyo, Japan.

Brian Kindelan                        Assistant Secretary                Director and Senior Counsel (since January 2001), and Vice
Age: 43                                                                  President and Senior Counsel (1998-2000), BlackRock
                                                                         Advisors, Inc.; Senior Counsel, PNC Bank Corp. from May
                                                                         1995 to April 1998; Associate, Stradley Ronon Stevens &
                                                                         Young, LLP from March 1990 to May 1995.


                                                                                             Aggregate Dollar Range Of Equity
                                                                                            Securities Overseen By Directors In
                                                Dollar Range Of Equity Securities In          The Family In All Registered
                   Name of Director                        The Trust(*)                          Investment Companies(*)
-----------------------------------------       ------------------------------------       ------------------------------------
Andrew F. Brimmer........................                       $0                                   $1-$10,000
Richard E. Cavanagh......................                       $0                                $50,001-$100,000
Kent Dixon...............................                       $0                                  over $100,000
Frank J. Fabozzi.........................                       $0                                   $1-$10,000
Robert S. Kapito.........................                       $0                                  over $100,000
James Clayburn La Force, Jr..............                       $0                                $50,001-$100,000
Walter F. Mondale........................                       $0                                $50,001-$100,000
Ralph L. Schlosstein.....................                       $0                                $50,001-$100,000
___________________

(*)         As of December 31, 2002. The trustees do not own shares in the Trust as the Trust has a limited operating history.

            The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. During the year ended December 31, 2002, the Independent Trustees/Directors earned the compensation set forth below in their capacities as trustees/directors of the funds in the BlackRock Family of Funds. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2003, assuming the Trust was in existence for the full calendar year.


                                                                                Total Compensation From The Trust
                                      Estimated Compensation From The             And Fund Complex Paid To Board
  Name of Board Member                          Trust                                      Members(1)
----------------------------         ---------------------------------          ---------------------------------
Dr. Andrew F. Brimmer                         $2,000(2)                               $250,000(3)(4)(5)
Richard E. Cavanagh                           $2,000(2)                                $210,000(4)(5)
Kent Dixon                                    $2,000(2)                                $210,000(4)(5)
Frank J. Fabozzi                              $2,000(2)                                  $190,000(4)
James Clayburn La Force, Jr.                  $2,000(2)                                  $190,000(4)
Walter F. Mondale                             $2,000(2)                                  $190,000(4)

_______________

(1) Estimates the total compensation to be earned by that person during the calendar year ending December 31, 2003 from the closed-end funds advised by the Advisor (the "Fund Complex").

(2) Of these amounts it is anticipated that Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force and Mondale may defer $0, $0, $0, $0, $2,000 and $0, respectively, pursuant to the Fund Complex's deferred compensation plan in the calendar year ending December 31, 2003.

(3) Dr. Brimmer serves as "lead director" for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Dr. Brimmer will be compensated in the amount of $40,000 per annum by the Fund Complex.

(4) Of this amount, Messrs. Brimmer, Cavanagh, La Force, Fabozzi, Dixon and Mondale are expected to defer $50,000, $50,000, $190,000, $30,000, $50,000 and $30,000, respectively, pursuant to the Fund Complex's deferred compensation plan.

(5)         Includes compensation for service on the Audit Committee.

            At a meeting of the Governance Committee of the board of trustees of the BlackRock closed-end trusts held on November 25, 2002, the Independent Trustees approved a change to their compensation to become effective January 1, 2003. Under this revised compensation plan, each Independent Trustee will receive an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,500 for each meeting of each board in the Fund Complex attended by such Independent Trustee. The total annual aggregate compensation for each Independent Trustee is capped at $190,000 per annum, except that Dr. Brimmer will receive an additional $40,000 per annum from the Fund Complex for acting as the lead trustee for each board of trustees/directors in the Fund Complex and Messrs. Brimmer, Cavanagh and Dixon will receive an additional $20,000 per annum from the Fund Complex for their service on the audit committee of the Fund Complex. This additional compensation to Messrs. Brimmer, Cavanagh and Dixon will be allocated among the fund/trusts in the Fund Complex based on their relative net assets.

            In the event that the $190,000 cap is met with respect to an Independent Trustee, the amount of the Independent Trustee's fee borne by each fund/trust in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds/trusts in the Fund Complex. In addition, the attendance fees of each Independent Trustee are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/directors of the funds/trusts (excluding the per annum audit committee fee) held on a single day does not exceed $23,750 for any Independent Trustee.

            Certain of the above fees paid to the Independent Trustees will be subject to mandatory deferrals pursuant to the Fund Complex's deferred compensation plan. The Independent Trustees have agreed that at least $30,000 of their $190,000 base fee will be mandatory deferred pursuant to the Fund Complex's deferred compensation plan. Also, members of the audit committee of the Fund Complex will be required to defer all of the $20,000 per annum fee they will receive for their services on the audit committee pursuant to the Fund Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain other funds/trusts in the Fund Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such other funds/trusts. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund/trust. A fund/trust may, however, elect to invest in common shares of those funds/trusts selected by the Independent Trustee in order to match its deferred compensation obligations.

            The board of trustees of the Trust currently has three committees: an Executive Committee, an Audit Committee and a Governance Committee.

            The Executive Committee consists of Messrs. Schlosstein and Kapito, and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and the By-Laws of the Trust. The Executive Committee, subject to the Trust's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full board of trustees in the intervals between meetings of the Board.

            The Audit Committee consists of Messrs. Messrs. Brimmer, Cavanagh and Dixon. The Audit Committee acts according to the Audit Committee charter. Dr. Brimmer has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the board of trustees and the Trust's independent accountants. The board of trustees of the Trust has determined that the Trust has two audit committee financial experts serving on its Audit Committee, Dr. Brimmer and Mr. Dixon, both of whom are independent for the purpose of the definition of audit committee financial expert as applicable to the Trust.

            The Governance Committee consists of Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force and Mondale. The Governance Committee acts in accordance with the Governance Committee charter. Dr. Brimmer has been appointed as Chairman of the Governance Committee. The Governance Committee consists of the Independent Trustees and performs those functions enumerated in the Governance Committee Charter including, but not limited to, making nominations for the appointment or election of Independent Trustees, reviewing Independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the code of ethics applicable to the Independent Trustees.

            No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of BlackRock Advisors or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BlackRock Advisors.

            As the Trust is a closed-end investment company with a limited operating history, no meetings of the above committees have been held in the current fiscal year, provided that the Governance Committee has acted by written consent to form the Audit Committee which, in turn, met in connection with the organization of the Trust.

            No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of BlackRock Advisors or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BlackRock Advisors.

            The board of trustees of the Trust has delegated the voting of proxies for Trust securities to BlackRock pursuant to BlackRock's proxy voting guidelines. Under these guidelines, BlackRock will vote proxies related to Trust securities in the best interests of the Trust and its shareholders. A copy of BlackRock's proxy voting procedures are attached as Appendix E to this Statement of Additional Information.

Codes of Ethics

            The Trust, the Advisor and the Sub-Advisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, 1100 L Street NW, Washington, D.C. 20549-0102.

Investment Advisor and Sub-Advisor

            BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors also performs various clerical, bookkeeping and other administrative and selected shareholder services. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $286 billion of assets under management as of June 30, 2003. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, debt, liquidity and alternative investment products, including the BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions name.

            The BlackRock organization has over 15 years of experience managing closed-end products and currently advises a closed-end family of 45 active funds with over $12 billion in assets as of June 30, 2003. BlackRock currently has 35 leveraged municipal closed-end funds and six open-end municipal funds under management as of July 31, 2003. As of July 31, 2003, BlackRock managed approximately $24 billion in municipal assets firm-wide. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees. The BlackRock organization invented the term trust in 1988 and has successfully managed five consecutive term trusts to returning principal on maturity.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

            The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

            The Advisor and the Sub-Advisor are responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The Advisor's and the Sub-Advisor's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisor or the Sub-Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

            The Advisor and the Sub-Advisor are able to fulfill their obligation to furnish a continuous investment program to the Trust without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor and/or the Sub-Advisor, and does not reduce the Advisor's and/or the Sub-Advisor's normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisor's and/or the Sub-Advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

            One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

            It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be approximately 100% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

                       ADDITIONAL INFORMATION CONCERNING
                       THE AUCTIONS FOR PREFERRED SHARES

General Securities Depository

            DTC will act as the Securities Depository with respect to each series of Preferred Shares. One certificate for all of the shares of each series will be registered in the name of The Bank of New York, as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of Preferred Shares contained in the Statement. The Trust will also issue stop transfer instructions to the transfer agent for Preferred Shares. Prior to the commencement of the right of holders of Preferred Shares to elect a majority of the Trust's trustees, as described under "Description of Preferred Shares--Voting Rights" in the Prospectus, The Bank of New York will be the holder of record of each series of Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

            DTC, a New York chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of Preferred Shares, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this Statement of Additional Information forms a part.

Concerning the Auction Agent

            The auction agent will act as agent for the Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Trust and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent was negligent in ascertaining the pertinent facts.

            The auction agent may rely upon, as evidence of the identities of the holders of Preferred Shares, the auction agent's registry of holders, the results of auctions and notices from any Broker Dealer (or other person, if permitted by the Trust) with respect to transfers described under "The Auction--Secondary Market Trading and Transfers of Preferred Shares" in the Prospectus and notices from the Trust. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

            The auction agent may terminate its auction agency agreement with the Trust upon notice to the Trust on a date no earlier than 45 days after such notice. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that prior to such removal the Trust shall have entered into such an agreement with a successor auction agent.

Broker Dealers

            The auction agent after each auction for shares of each series of Preferred Shares will pay to each Broker Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Trust and the Broker Dealers in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the series of Preferred Shares placed by such Broker Dealer at such auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker Dealer and were acquired by such Broker Dealer for its own account or were acquired by such Broker Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

            The Trust may request the auction agent to terminate one or more Broker Dealer agreements at any time, provided that at least one Broker Dealer agreement is in effect after such termination.

            The Broker Dealer agreement provides that a Broker Dealer (other than an affiliate of the Trust) may submit orders in auctions for its own account, unless the Trust notifies all Broker Dealers that they may no longer do so, in which case Broker Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker Dealer that is an affiliate of the Trust may submit orders in auctions, but only if such orders are not for its own account. If a Broker Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker Dealer, however, would not have knowledge of orders submitted by other Broker Dealers in that auction.

                         DESCRIPTION OF COMMON SHARES

            A description of common shares is contained in the Prospectus. The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

                                 OTHER SHARES

            The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

                          REPURCHASE OF COMMON SHARES

            The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

            Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

            Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

            Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would
(a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code, (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

            The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's common shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's common shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

            In addition, a purchase by the Trust of its common shares will decrease the Trust's Managed Assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

            Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

                              FEDERAL TAX MATTERS

            The following is a description of certain Federal income tax consequences to a shareholder of acquiring, holding and disposing of Preferred Shares of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

            The Trust intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Code, and to satisfy conditions which will enable dividends on common shares or Preferred Shares which are attributable to interest on tax exempt municipal securities to be exempt from Federal income tax in the hands of its shareholders.

            In order to qualify to be taxed as a regulated investment company, the Trust must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders. First, the Trust must among other things: (a) derive at least 90% of its annual gross income (including tax exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"), and (b) diversify its holdings so that, at the end of each quarter of its taxable year
(i) at least 50% of the market value of its total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Trust's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses.

            As a regulated investment company, the Trust generally is not subject to Federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of its (i) "investment company taxable income" (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, any net short term capital gain in excess of net long term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax exempt interest (the excess of its gross tax exempt interest over certain disallowed deductions). The Trust may retain for investment its net capital gain (which consists of the excess of its net long term capital gain over its net short term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as an undistributed capital gain dividend in a notice to its common shareholders who, if subject to Federal income tax on long term capital gain, (i) will be required to include in income their share of such undistributed long term capital gain and (ii) will be entitled to credit their proportionate share of the tax paid by the Trust against their Federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For Federal income tax purposes, the tax basis of shares owned by such a shareholder of the Trust will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause
(ii) of the preceding sentence. The Trust intends to distribute at least annually to its shareholders all or substantially all of its net tax exempt interest and any investment company taxable income and net capital gain.

            If in any year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular Federal corporate income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Trust. In addition, a regulated investment company that fails to distribute, by the close of each calendar year, at least an amount equal to the sum of (i) 98% of its ordinary taxable income for such year, (ii) 98% of its capital gain net income (adjusted for certain ordinary losses) for a one year period generally ending October 31 of such year, and (iii) 100% of all ordinary income and capital gain for previous years that were not distributed and on which the Trust paid no Federal income tax, is liable for a nondeductible 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, the Trust intends, to the extent possible, to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, by the close of each calendar year.

            Certain of the Trust's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Trust and affect the holding period of securities held by the Trust and the character of the gains or losses realized by the Trust. These provisions may also require the Trust to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Trust will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

            The Trust intends to invest a sufficient amount of its assets in tax exempt municipal bonds to permit payment of "exempt interest" dividends, as defined in the Code, on its common shares and Preferred Shares. Under the Code, if at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Trust consists of municipal bonds, the Trust will be qualified to pay exempt interest dividends to its shareholders. Exempt interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Trust which are attributable to interest on municipal bonds and are so designated by the Trust. Exempt interest dividends will be exempt from regular Federal income tax, subject to the possible application of the Federal alternative minimum tax.

            Distributions by the Trust of investment company taxable income, if any, will be taxable to its shareholders as ordinary income whether received in cash or additional shares(to the extent of current and accumulated earnings and profits of the Trust). Distributions by the Trust of net capital gain, if any, are taxable as long term capital gain, regardless of the length of time the shareholder has owned common shares or Preferred Shares and whether such distributions are made in cash or additional shares. The amount of taxable income allocable to the Trust's Preferred Shares will depend upon the amount of such income realized by the Trust, but is not generally expected to be significant. Except for dividends paid on Preferred Shares which include an allocable portion of any net capital gain or other taxable income, the Trust anticipates that all other dividends paid on its Preferred Shares will constitute exempt interest dividends for Federal income tax purposes. Distributions, if any, in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares, and after the basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). Due to the Trust's expected investments, in general, taxable distributions will not be eligible for the dividends received deduction for corporations or the reduced rate on qualified dividend income.

            Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax exempt organizations such as universities and non profit hospitals) ("private activity bonds") is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. The interest on private activity bonds (defined below) in most instances is not tax exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." In general, a "substantial user" includes a non exempt person who regularly uses a part of such facility in his trade or business. "Related persons" include certain natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of "substantial user" and "related person."

            For certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal obligations, and therefore all exempt interest dividends received from the Trust, are included in calculating a corporation's adjusted current earnings. Certain small corporations are not subject to the alternative minimum tax.

            Tax exempt income, including exempt interest dividends paid by the Trust, is taken into account in calculating the amount of Social Security and railroad retirement benefits that may be subject to Federal income tax.

            The IRS requires that a regulated investment company that has two or more classes of shares designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. Each year the Trust intends to allocate, to the fullest extent practicable, net tax exempt interest, net capital gain and other taxable income, if any, between its common shares and preferred shares, including the Preferred Shares, in proportion to the total dividends paid to each class with respect to such year. The Trust may, at its election, notify the auction agent of the amount of any net capital gain or other income taxable for Federal income tax purposes to be included in any dividend on shares of its Preferred Shares prior to the Auction establishing the Applicable Rate for such dividend. If the Trust allocates any net capital gain or other taxable income for Federal income tax purposes to its Preferred Shares without having given advance notice thereof as described above, the Trust generally will be required to make payments to owners of its Preferred Shares to which such allocation was made in order to offset the Federal income tax effect of the taxable income so allocated as described under "Description of Preferred Shares--Additional Dividends" in the Prospectus.

            If at any time when the Trust's Preferred Shares are outstanding, the Trust fails to meet the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, the Trust will be required to suspend distributions to holders of its common shares until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of Preferred Shares--Dividend and Dividend Periods--Restrictions on Dividends and Other Distributions" in the Prospectus. This may prevent the Trust from distributing an amount at least equal to the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax exempt income, and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company or cause the Trust to incur a tax liability or a non deductible 4% excise tax on the undistributed taxable income (including net capital gain), or both. Upon failure to meet the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, the Trust will be required to redeem Preferred Shares in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

            The Trust may, at its option, redeem Preferred Shares in whole or in part, and is required to redeem Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from a redemption of Preferred Shares will be taxed as gain or loss from the sale or exchange of Preferred Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a shareholder's interest in the Trust, (c) is substantially disproportionate with respect to the shareholder, or (d) with respect to a non corporate shareholder, is in partial liquidation of the shareholder's interest in the Trust. For purposes of (a), (b) and (c) above, the common shares owned by a holder of Preferred Shares will be taken into account.

            The Code provides that interest on indebtedness incurred or continued to purchase or carry the Trust's shares to which exempt interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

            Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of investment company taxable income (determined without regard to the deduction for dividends paid). To the extent received or deemed received by foreign investors, exempt interest dividends, distributions of net capital gain and gain from the sale or other disposition of Preferred Shares generally are exempt from Federal income taxation. Different tax consequences may result if the shareholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met.

            Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by the Trust (and received by the shareholders) on December 31 of the year declared.

            The sale or other disposition of common shares or Preferred Shares of the Trust will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder's gain or loss will be long term gain or loss if the shares have been held for more than one year. Present law taxes both long term and short term capital gain of corporations at the rates applicable to ordinary income. For non corporate taxpayers, however, short term capital gain and ordinary income will currently be taxed at a maximum rate of 38.6% while long term capital gain generally will be taxed at a maximum rate of 15% Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances.

            Losses realized by a shareholder on the sale or exchange of shares of the Trust held for six months or less are disallowed to the extent of any distribution of exempt interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long term capital losses to the extent of any distribution of net capital gain received (or amounts credited as undistributed capital gain) with respect to such shares. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss.

            The Trust is required in certain circumstances to backup withholding on taxable dividends and certain other payments paid to non corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's Federal income tax liability, if any, provided that the required information is furnished to the IRS.

            The foregoing is a general summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Shareholders are advised to consult their own tax advisors for more detailed information concerning the Federal, state, local, foreign and other income tax consequences to them of purchasing, holding and disposing of Trust shares.

                                    EXPERTS

            The Statement of Net Assets of the Trust as of             , 2003
and statement of operations for the period then ended appearing in this
Statement of Additional Information has been audited by             ,
independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority
of such firm as experts in accounting and auditing.             , located at
                         , provides accounting and auditing services to the
Trust.

                            ADDITIONAL INFORMATION

            A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge on the EDGAR Database of the SEC's web site or, at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.


                         INDEPENDENT AUDITORS' REPORT

            The Board of Trustees and Shareholders of BlackRock Florida Municipal 2020 Term Trust

            We have audited the accompanying statement of assets and liabilities of BlackRock Florida Municipal 2020 Term Trust (the "Trust") as of
             , 2003 and the related statements of operations and changes in net
assets for the period from             , 2002 (date of inception) to          ,
2003. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

            We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

            In our opinion, such financial statements present fairly, in all
material respects, the financial position of the Trust at             , 2003
and the results of its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                             FINANCIAL STATEMENTS



                                   [TO COME]

                                  APPENDIX A

 STATEMENT OF PREFERENCES OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

                                   [TO COME]

                                  APPENDIX B

                        TAXABLE EQUIVALENT YIELD TABLE

            The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Trust with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields assuming the stated marginal Federal tax rates for 2003 listed below:

                 2003-2004 FEDERAL TAXABLE VS. TAX-FREE YIELDS

          SINGLE                       JOINT                    FEDERAL
          RETURN                      RETURN                   TAX RATE

      $0 - 7,000                   $0 - 14,000                  10.00%
      $7,001 - 28,400              $14,001 - 56,800             15.00%
      $28,401 - 68,800             $56,801 - 114,650            25.00%
      $68,801 - 143,500            $114,651 - 174,700           28.00%
      $143,501 - 311,950           $174,701 - 311,950           33.00%
      Over $311,950                Over $311,950                35.00%



                          JOINT
 SINGLE RETURN            RETURN            TAXABLE EQUIVALENT ESTIMATE CURRENT RETURN
                                            4.00%  4.50%  5.00%   5.50%   6.00%  6.50%   7.00%
--------------        ------------------    -----  -----  -----   -----   -----  -----   -----
$0 - 7,000            $0 - 14,000           4.44%  5.00%  5.56%   6.11%   6.67%  7.22%   7.78%
$7,001 - 28,400       $14,001 - 56,800      4.71%  5.29%  5.88%   6.47%   7.06%  7.65%   8.24%
$28,401 - 68,800      $56,801 - 114,650     5.33%  6.00%  6.67%   7.33%   8.00%  8.67%   9.33%
$68,801 - 143,500     $114,651 - 174,700    5.56%  6.25%  6.94%   7.64%   8.33%  9.03%   9.72%
$143,501 - 311,950    $174,701 - 311,950    5.97%  6.72%  7.46%   8.21%   8.96%  9.70%   10.45%
Over $311,950         Over $311,950         6.15%  6.92%  7.69%   8.46%   9.23%  10.00%  10.77%

                                  APPENDIX C
                            RATINGS OF INVESTMENTS

            Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

            An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

            The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

            The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

            The ratings are based, in varying degrees, on the following considerations:

            1. Likelihood of default, capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

            2.          Nature of and provisions of the obligation; and

            3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

            Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                        The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.
* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.
NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

            An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

            "Amortization schedule" (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

            "Source of payment" (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

            Note rating symbols are as follows:

SP-1                   Very strong or strong capacity to pay principal and
                        interest. Those issues determined to possess
                        overwhelming safety characteristics will be given a
                        plus (+) designation.
SP-2                    Satisfactory capacity to pay principal and interest.
SP-3                    Speculative capacity to pay principal and interest.

            A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

            An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

            Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

            A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

            Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:


Municipal Bonds

Aaa            Bonds which are rated Aaa are judged to be of the best quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Con(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Loans

MIG 1/VMIG 1   This designation denotes best quality. There is
               present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.
MIG 2/VMIG 2   This designation denotes high quality. Margins of
               protection are ample although not so large as in the preceding group.
MIG 3/VMIG 3   This designation denotes favorable quality. All
               security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.
MIG 4/VMIG 4   This designation denotes adequate quality. Protection
               commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.
S.G.           This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         Leading market positions in well-established industries.

         High rates of return on funds employed.

         Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings


Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,           High default risk. Default is a real possibility. Capacity for
CC,            meeting financial commitments is solely reliant upon sustained,
C              favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD            Default. The ratings of obligations in this category are based
DD,            on their prospects for achieving partial or full recovery in a
D              reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.
               "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.
               "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1             Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+"
               to denote any exceptionally strong credit feature.
F2             Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3             Fair credit quality. The capacity for timely payment of
               financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B              Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C              High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a
               sustained, favorable business and economic environment.
D              Default. Denotes actual or imminent payment default.

         Notes:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC", or to short-term ratings other than "F1".

         "NR" indicates that Fitch does not rate the issuer or issue in question.

         "Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.


                                  APPENDIX D

                       GENERAL CHARACTERISTICS AND RISKS
                           OF STRATEGIC TRANSACTIONS

         In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the Prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Strategic Transactions may give rise to taxable income.

Put And Call Options On Securities And Indices

         The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

         The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

         The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts And Related Options

         Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

         Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

         Limitations on Use of Futures and Options on Futures. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

         Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the T rust will be required to designate on its books and records an ongoing basis, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

         Strategic Transactions Present Certain Risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.


                                  APPENDIX E


                              PROXY VOTING POLICY

                                      For
                           BlackRock Advisors, Inc.
               and Its Affiliated Registered Investment Advisers


Introduction

         This Proxy Voting Policy ("Policy") for BlackRock Advisors, Inc. and its affiliated registered investment advisers ("BlackRock") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

         Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

         Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

         Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

         Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of a conflict.

         This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.

         Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

         A.    Social Issues,

         B.    Financial/Corporate Issues, and

         C.    Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

                                   SECTION I
                                ROUTINE MATTERS

         Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1. They do not measurably change the structure, management control, or operation of the corporation.

2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                             Voting Recommendation

         BlackRock will normally support the following routine proposals:

3.       To increase authorized common shares.

4. To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

5.       To elect or re elect directors.

6.       To appoint or elect auditors.

7. To approve indemnification of directors and limitation of directors' liability.

8.       To establish compensation levels.

9.       To establish employee stock purchase or ownership plans.

10.      To set time and location of annual meeting.

                                  SECTION II
                             NON-ROUTINE PROPOSALS

A.       Social Issues

         Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill advised or misguided.

                             Voting Recommendation

         If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.       To enforce restrictive energy policies.

2.       To place arbitrary restrictions on military contracting.

3.       To bar or place arbitrary restrictions on trade with other countries.

4.       To restrict the marketing of controversial products.

5.       To limit corporate political activities.

6.       To bar or restrict charitable contributions.

7. To enforce a general policy regarding human rights based on arbitrary parameters.

8. To enforce a general policy regarding employment practices based on arbitrary parameters.

9. To enforce a general policy regarding animal rights based on arbitrary parameters.

10.      To place arbitrary restrictions on environmental practices.

B.       Financial/Corporate Issues

         Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                             Voting Recommendation

         We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.       To change the state of incorporation.

2.       To approve mergers, acquisitions or dissolution.

3.       To institute indenture changes.

4.       To change capitalization.

C.       Shareholder Rights

         Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

         We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                             Voting Recommendation

            We will generally vote for the following management proposals:

1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.       To institute staggered board of directors.

3. To require shareholder approval of not more than 66 2'3% for a proposed amendment to the corporation's by laws.

4.       To eliminate cumulative voting.

5. To adopt anti greenmail charter or by law amendments or to otherwise restrict a company's ability to make greenmail payments.

6.       To create a dividend reinvestment program.

7.       To eliminate preemptive rights.

8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

         We  will generally vote against the following management proposals:

1. To require greater than 66 2'3% shareholder approval for a proposed amendment to the corporation's by laws ("super majority provisions").

2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4. To prohibit replacement of existing members of the board of directors.

5. To eliminate shareholder action by written consent without a shareholder meeting.

6. To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

8.       To limit the ability of shareholders to nominate directors.

         We will generally vote for the following shareholder proposals:

1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2'3%.

2. To opt out of state anti takeover laws deemed to be detrimental to the shareholder.

3. To change the state of incorporation for companies operating under the umbrella of anti shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7. To adopt anti greenmail charter or by law amendments or otherwise restrict a company's ability to make greenmail payments.

8.       To create a dividend reinvestment program.

9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

10. To require that "golden parachutes" be submitted for shareholder ratification.

         We will generally vote against the following shareholder proposals:

1.       To restore preemptive rights.

2.       To restore cumulative voting.

3.       To require annual election of directors or to specify tenure.

4.       To eliminate a staggered board of directors.

5.       To require confidential voting.

6. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.       To dock director pay for failing to attend board meetings.


                                  SECTION III
                                VOTING PROCESS

         BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all p IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.


                                   * * * * *

         Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

Approved: October 21, 1998

Revised: May 27, 2003

                                    PART C

                               Other Information

Item 24. Financial Statements And Exhibits

(1)         Financial Statements

            Part A - Financial Highlights (Unaudited).

            Part B - Report of Independent Accountants
                        Statement of Assets and Liabilities
                        Statement of Operations
                        Financial Statements (Unaudited)

(2)         Exhibits

            (a)         Amended and Restated Agreement and Declaration of
                        Trust.(1)

            (b)         Amended and Restated By-Laws.(1)

            (c)         Inapplicable.

            (d)(1) Statement of Preferences of Municipal Auction Rate Cumulative Preferred Shares(3)

            (d)(2)      Form of Specimen Certificate(2)

            (e)         Dividend Reinvestment Plan.(2)

            (f)         Inapplicable.

            (g)(1)      Investment Management Agreement.(2)

            (g)(2)      Sub-Investment Advisory Agreement.(2)

            (h)         Form of Underwriting Agreement.(4)

            (i)         Form of Deferred Compensation Plan for Independent
                        Trustees.(2)

            (j)         Custodian Agreement(3)

            (k)(1)      Transfer Agency Agreement(3)

            (k)(2)      Auction Agency Agreement(4)

            (k)(3)      Broker-Dealer Agreement(4)

            (k)(4)      Form of DTC Agreement(4)

            (l)         Opinion and Consent of Counsel to the Trust.(4)

            (m)         Inapplicable.

            (n)         Consent of Independent Public Accountants.(4)

            (o)         Inapplicable.

            (p)         Initial Subscription Agreement.(2)

            (q)         Inapplicable.

            (r)(1)       Code of Ethics of Trust.(2)

            (r)(2)       Code of Ethics of Advisor and Sub-Advisor.(2)

            (r)(3)       Code of Ethics of J.J.B. Hilliard, W.L. Lyons, Inc.(2)

            (r)(4)      Code of Ethics of PNC Capital Markets, Inc.(3)

            (s)         Powers of Attorney.(1)

_______________
(1) Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Trust's Registration Statement relating to the common shares filed with the Securities and Exchange Commission on August 22, 2003.
(2) Previously filed as an exhibit to Pre-Effective Amendment No. 3 to the Trust's Registration Statement relating to the common shares filed with the Securities and Exchange Commission on September 24, 2003.
(3) Previously filed as an exhibit to Pre-Effective Amendment No. 4 to the Trust's Registration Statement relating to the common shares filed with the Securities and Exchange Commission on September 25, 2003.
(4)      To be filed by amendment.


Item 25. Marketing Arrangements

         Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest to be filed by amendment to this registration statement.

Item 26. Other Expenses Of Issuance And Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fee...........................................................
NYSE listing fee...........................................................
Printing (other than certificates).........................................
Engraving and printing certificates........................................
Accounting fees and expenses...............................................
Legal fees and expenses....................................................
NASD fee...................................................................
Miscellaneous..............................................................
     Total.................................................................


Item 27. Persons Controlled By Or Under Common Control With The Registrant

            None.

Item 28. Number Of Holders Of Shares

            As of September 25, 2003

                                                                   Number of
Title Of Class                                                  Record Holders
----------------------------                                   ---------------

Shares of Beneficial Interest........................................  1
Preferred Shares.....................................................  0

Item 29. Indemnification

         Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

             5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

             5.2 Mandatory Indemnification. 1. The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this
         Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

                    1. Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

                    2. The Trust shall make advance payments in connection
               with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                    3. The rights accruing to any indemnitee under these
               provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.

                    4. Subject to any limitations provided by the Investment
               Company Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

             5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

             5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.

             5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article of the underwriting agreement attached as Exhibit
(h), which is incorporated herein by reference.

Item 30. Business And Other Connections Of Investment Advisor

         Not Applicable

Item 31. Location Of Accounts And Records

         The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, and EquiServe Trust Company, N.A., the Registrant's Transfer Agent.

Item 32. Management Services

         Not Applicable

Item 33. Undertakings

         (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its Prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

         (2)  Not applicable

         (3)  Not applicable

         (4)  Not applicable

         (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

             (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of September 2003.

                                        /s/ Robert S. Kapito
                                        _____________________________________
                                        Robert S. Kapito
                                        President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 30th day of September 2003.

             NAME                          TITLE
             ----                          -----

/s/ Robert S. Kapito
_________________________________
      Robert S. Kapito                   Trustee, President and Chief Executive
                                         Officer


/s/ Henry Gabbay
_________________________________
    Henry Gabbay                         Treasurer and Principal Financial
                                         Officer


              *
_________________________________
     Andrew F. Brimmer                   Trustee


              *
_________________________________
      Richard E. Cavanagh                Trustee


              *
_________________________________
          Kent Dixon                     Trustee


              *
_________________________________
       Frank J. Fabozzi                  Trustee


              *
_________________________________
   James Clayburn La Force, Jr.          Trustee


              *
_________________________________
       Walter F. Mondale                 Trustee


              *
_________________________________
     Ralph L. Schlosstein                Trustee


             *By:                        /s/ Robert S. Kapito
                                         _____________________________________
                                         Robert S. Kapito
                                         Attorney-in-fact

                               INDEX TO EXHIBITS

None